As filed with the Securities and Exchange Commission on March 31, 1999


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                  FORM 8-K/A

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report:  February 5, 1999
                       (Date of earliest event reported)



                        Inland Real Estate Corporation
            (Exact name of registrant as specified in the charter)



        Maryland                         0-28382              36-3953261

(State or other jurisdiction     (Commission File No.)       (IRS Employer
  of incorporation)                                        Identification No.)



                             2901 Butterfield Road
                          Oak Brook, Illinois  60523
                   (Address of Principal Executive Offices)


                                (630) 218-8000
              (Registrant's telephone number including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

We filed a Form 8-K on February 5, 1999 and a Form 8-K on February 24, 1999, both without the requisite financial information. Accordingly, We are is filing this Form 8-K/A. In addiiton, since our last Form 8-K filing on February 24, 1999, we have acquired three additional properties.

Supervalue - Plymouth, Plymouth, Minnesota

On March 9, 1999, we purchased the entire fee simple interest in a single-user retail center located at 3550 Vicksburg Lane North in Plymouth, Minnesota known as "Supervalue - Plymouth." We purchased Supervalue - Plymouth from Corporate Office Properties Trust, an unaffiliated third party, for approximately $5,465,000 or approximately $80.95 per square foot. We paid the purchase price for this property using cash and cash equivalents. We believe the purchase price was fair and reasonable based on, among other things, an appraisal from a third party that we received and presented to our board of directors.

Supervalue - Plymouth, built in 1991, is a one-story, single-user retail center. Supervalue - Plymouth contains 67,510 leasable square feet. As of March 30, 1999, Supervalue - Plymouth was 100% leased. We considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy rates. We believe that the center is located within a vibrant economic area.

We do not anticipate making any significant repairs and improvements to Supervalue - Plymouth over the next few years. However, if we were to make any repairs or improvements, pursuant to the lease, the center's tenant would be obligated to pay a substantial portion of any monies spent on repairs and improvements.

The table below sets forth the occupancy rate at Supervalue - Plymouth expressed as a percentage of total gross leasable area and the average annual base rent per square foot:


                                     Occupancy Rate              Effective
                                          as of                Annual Rental
                                      December 31,           Rate Per Leasable
            Year Ending               of Each Year               Square Ft
           December 31,                    (%)                      ($)
           ------------               ------------             -------------

               1998                       100%                     7.74
               1997                       100%                     7.74
               1996                       100%                     7.74
               1995                       100%                     7.74
               1994                       100%                     7.74

One tenant, Cub Foods, a grocery store, leases 100% of the total gross leasable area of the property. This lease requires the tenant to pay base annual rent on a monthly basis as follows:

                                           Base Rent
                                          Per Square
                  Approximate               Foot Per
                     GLA       % of Total    Annum           Lease Term
  Lessee            Leased        GLA         ($)       Beginning       To
   -----------    ----------- ----------- ------------ ------------ ---------

Cub Foods           67,510       100         7.74       Current     03/06

For federal income tax purposes, our depreciable basis in Supervalue - Plymouth will be approximately $4,100,000. When we calculate depreciation expense, for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 years.

On March 30, 1999, a total of 67,510 square feet was leased to one tenant at Supervalue - Plymouth. The following tables set forth information with respect to the lease at this single-user retail center:

                  Approximate                         Current        Rent per
                      GLA       Lease     Renewal    Annual Rent    Square Foot
  Lessee            Leased      Ends      Option         ($)            ($)
  ------          ----------    -----     ------     -----------    -----------

Cub Foods           67,510      03/06        -         522,813         7.74



                                                              Average     Percent of    Percent of
                                                              Base Rent      Total      Annual Base
                                     Annual Base    Total     Per Square  Building GLA     Rent
                        Approx. GLA   Rent of       Annual    Foot Under  Represented   Represented
  Year       Number of  of Expiring  Expiring       Base      Expiring    by Expiring   By Expiring
 Ending       Leases      Leases     Leases        Rent (1)   Leases        Leases       Leases
December 31,  Expiring  (Sq. Ft.)       ($)          ($)         ($)          (%)          (%)
-----------  ---------  ----------- -----------  -----------  ----------  ------------- -----------

   1999-
    2008         -          -            -         522,813         -           -             -


(1) We made no assumptions regarding the re-leasing of expired leases.  It is the opinion of our management that the space will be re-leased at market rates at the time of re-leasing.




We received a letter appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers. The appraisal reported a fair market value for the Supervalue - Plymouth property, as of December 15, 1998, of $5,700,000. You should note that appraisals are estimates of value and, therefore, you should not rely upon them as a measure of true worth or realizable value.

Supervalue - Indianapolis, Indianapolis, Indiana

On March 9, 1999, we purchased the entire fee simple interest in a single-user retail center located at 5835 West 10th Street in Indianapolis, Indiana known as "Supervalue - Indianapolis." We purchased Supervalue - Indianapolis from Corporate Office Properties Trust, an unaffiliated third party, for approximately $5,734,000 or approximately $84.90 per square foot. We paid the purchase price for this property using cash and cash equivalents. We believe the purchase price was fair and reasonable based on, among other things, an appraisal from a third party that we received and presented to our board of directors.

Supervalue - Indianapolis, built in 1991, is a one-story, single-user retail center. Supervalue - Indianapolis contains 67,541 leasable square feet. As of March 30, 1999, Supervalue - Indianapolis was 100% leased. We considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy rates. We believe that the center is located within a vibrant economic area.

We do not anticipate making any significant repairs and improvements to Supervalue - Indianapolis over the next few years. However, if we were to make any repairs or improvements, pursuant to the lease, the center's tenant would be obligated to pay a substantial portion of any monies spent on repairs and improvements.

The table below sets forth the occupancy rate at Supervalue - Indianapolis expressed as a percentage of total gross leasable area and the average annual base rent per square foot:


                                     Occupancy Rate              Effective
                                          as of                Annual Rental
                                      December 31,           Rate Per Leasable
            Year Ending               of Each Year               Square Ft
           December 31,                    (%)                      ($)
           ------------               ------------             -------------

               1998                       100%                     8.12
               1997                       100%                     8.12
               1996                       100%                     8.12
               1995                       100%                     8.12
               1994                       100%                     8.12

One tenant, Cub Foods, a grocery store, leases 100% of the total gross leasable area of the property. This lease requires the tenant to pay base annual rent on a monthly basis as follows:

                                           Base Rent
                                          Per Square
                  Approximate               Foot Per
                     GLA       % of Total    Annum           Lease Term
  Lessee            Leased        GLA         ($)       Beginning       To
   -----------    ----------- ----------- ------------ ------------ ---------

Cub Foods            67,541       100        8.12       Currently     11/11

For federal income tax purposes, our depreciable basis in Supervalue - Indianapolis will be approximately $4,300,000. When we calculate depreciation expense, for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 years.

On March 30, 1999, a total of  67,541  square  feet was leased to one tenant at
Supervalue - Indianapolis.   The  following  tables  set forth information with
respect to the lease at this single-user retail center:

                  Approximate                         Current        Rent per
                      GLA       Lease     Renewal    Annual Rent    Square Foot
  Lessee            Leased      Ends      Option         ($)            ($)
  ------          ----------    -----     ------     -----------    -----------

Cub Foods           67,541      11/11        -         548,196         8.12



                                                              Average     Percent of    Percent of
                                                              Base Rent      Total      Annual Base
                                     Annual Base    Total     Per Square  Building GLA     Rent
                        Approx. GLA   Rent of       Annual    Foot Under  Represented   Represented
  Year       Number of  of Expiring  Expiring       Base      Expiring    by Expiring   By Expiring
 Ending       Leases      Leases     Leases        Rent (1)   Leases        Leases       Leases
December 31,  Expiring  (Sq. Ft.)       ($)          ($)         ($)          (%)          (%)
-----------  ---------  ----------- -----------  -----------  ----------  ------------- -----------

   1999-
    2008         -          -            -       548,196           -           -             -


(1) We made no assumptions regarding the re-leasing of expired leases.  It is the opinion of our management that the space will be re-leased at market rates at the time of re-leasing.




We received a letter appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers. The appraisal reported a fair market value for the Supervalue - Indianapolis property, as of January 1, 1999, of $5,800,000. You should note that appraisals are estimates of value and, therefore, you should not rely upon them as a measure of true worth or realizable value.


Gateway Square, Hinsdale, Illinois

On March 17, 1999, we purchased the entire fee simple interest in a Neighborhood Retail Center located at 777 North York Road in Hinsdale, Illinois known as "Gateway Square." We purchased Gateway Square from Aetna Real Estate Associates, L.P., an unaffiliated third party, for approximately $6,940,000 or approximately $172.85 per square foot. We paid the purchase price for this property using cash and cash equivalents. We believe the purchase price was fair and reasonable based on, among other things, an appraisal from a third party that we received and presented to our board of directors.

Gateway Square, built in 1985, is a one-story, multi-tenant retail facility. Gateway Square contains 40,150 leasable square feet. As of March 30, 1999, Gateway Square was 96% leased. We considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy rates. We believe that the center is located within a vibrant economic area.

We do not anticipate making any significant repairs and improvements to Gateway Square over the next few years. However, if we were to make any repairs or improvements, pursuant to the leases, the center's tenants would be obligated to pay a substantial portion of any monies spent on repairs and improvements.

The table below sets forth the occupancy rate at Gateway Square expressed as a percentage of total gross leasable area and the average annual base rent per square foot:


                                     Occupancy Rate              Effective
                                          as of                Annual Rental
                                      December 31,           Rate Per Leasable
            Year Ending               of Each Year               Square Ft
           December 31,                    (%)                      ($)
           ------------               ------------             -------------

               1998                        96                      17.69
               1997                        89                      17.86
               1996                        97                      16.79
               1995                        91                      18.76
               1994                        97                      17.46

One tenant, Calico Corners, a fabric  store,  leases more than 10% of the total
gross leasable area of the  property.    This  lease requires the tenant to pay
base annual rent on a monthly basis as follows:

                                           Base Rent
                                          Per Square
                  Approximate               Foot Per
                     GLA       % of Total    Annum           Lease Term
  Lessee            Leased        GLA         ($)       Beginning       To
   -----------    ----------- ----------- ------------ ------------ ---------

Calico Corners       5,046        12         14.25      Currently     12/00

For federal income tax purposes, our depreciable basis in Gateway Square will be approximately $5,200,000. When we calculate depreciation expense, for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 years.

Real estate taxes payable in 1998 for the tax year ended 1998 are $79,499. The real estate taxes payable were calculated by multiplying the assessed value by
a tax rate of                        .

On March 30, 1999, a total of 38,430 square feet was leased to nineteen tenants at Gateway Square. The following tables set forth information with respect to the amount of and expiration of the leases at this Neighborhood Retail Center:

                  Approximate                         Current        Rent per
                      GLA       Lease     Renewal    Annual Rent    Square Foot
  Lessee            Leased      Ends      Option         ($)            ($)
  ------          ----------    -----     ------     -----------    -----------

Wolf Camera          2,300      08/02     1/5 yr.      55,200          24.00
Prime 'N Tender
 Meats               1,340      12/01        -         29,145          21.75
Luv It               2,680      07/02        -         54,082          20.18
Gateway Cleaners     1,340      07/99     1/5 yr.      30,766          22.96
Avenue Eyewear       1,340      11/00        -         28,810          21.50
Present Dreams       1,054      09/01        -         22,239          21.10
TCBY Yogurt          1,043      09/99        -         24,417          23.41
Corner Cafe' &
 Bakery                703      08/99        -         16,303          23.19
Hinsdale Clothiers   2,747      06/01        -         56,698          20.64
Roecker Cabinets     1,340      09/01     1/3 yr.      18,760          14.00
Sweet Thoughts       1,340      10/03     1/5 yr.      21,440          16.00
Gazebo Hair Design   3,020      05/00     1/5 yr.      53,454          17.70
Hua Ting Restaurant  2,650      12/03     1/5 yr.      45,395          17.13
Duck, Duck, Goose!   2,345      04/04        -         42,210          18.00
Pendleton            1,675      07/03        -         16,750          10.46
Egg Harbor Cafe'     3,977      02/01     1/5 yr.      79,540          20.00
Julia LTD              850      01/01     1/3 yr.      17,637          20.73
Calico Corners       5,046      12/00        -         71,906          14.25
J.S. Lizzadro
 Jewelers            1,640      12/01     1/5 yr.      36,277          22.12
Vacant               1,720


                                                              Average     Percent of    Percent of
                                                              Base Rent      Total      Annual Base
                                     Annual Base    Total     Per Square  Building GLA     Rent
                        Approx. GLA   Rent of       Annual    Foot Under  Represented   Represented
  Year       Number of  of Expiring  Expiring       Base      Expiring    by Expiring   By Expiring
 Ending       Leases      Leases     Leases        Rent (1)   Leases        Leases       Leases
December 31,  Expiring  (Sq. Ft.)       ($)          ($)         ($)          (%)          (%)
-----------  ---------  ----------- -----------  -----------  ----------  ------------- -----------

   1999          3        3,086        71,482     723,364        23.16        7.69          9.88

   2000          3        9,406       154,169     660,810        16.39       23.43         23.33

   2001          7       12,948       266,066     512,395        20.55       32.25         51.93

   2002          2        4,980       110,059     248,004        22.10       12.40         44.38

   2003          3        5,685        94,290     138,845        16.59       14.16         67.91

   2004          1        2,345        44,555      44,555        19.00        5.84        100.00

   2005-
     2008        -         -             -           -             -           -             -



(1) We made no assumptions regarding the re-leasing of expired leases.  It is the opinion of our management that the space will be re-leased at market rates at the time of re-leasing.




We received an appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers. The appraisal reported a fair market value for the Gateway Square property, as of January 29, 1999, of $7,600,000. You should note that appraisals are estimates of value and, therefore, you should not rely upon them as a measure of true worth or realizable value.

Item 7.  Financial Statements and Exhibits


                         Index to Financial Statements
                                                                     Page

Pro Forma Consolidated Balance Sheet (unaudited)
  at September 30, 1998............................................. F- 1

Notes to Pro Forma Consolidated Balance Sheet (unaudited)
  at September 30, 1998............................................. F- 3

Pro Forma Consolidated Statement of Operations (unaudited)
  of the Company for the nine months ended September 30, 1998....... F- 9

Notes to Pro Forma Consolidated Statement of Operations (unaudited)
  for the nine months ended September 30, 1998...................... F-11

Pro Forma Consolidated Statement of Operations (unaudited)
  of the Company for the year ended December 31, 1997............... F-18

Notes to Pro Forma Consolidated Statement of Operations (unaudited)
  for the year ended December 31, 1997.............................. F-20


Woodland Commons

Independent Auditors' Report........................................ F-51

Historical Summary of Gross Income and Direct Operating Expenses
  for the year ended December 31, 1998 of Woodland Commons.......... F-52

Notes to the Historical Summary of Gross Income and Direct
  Operating Expenses for the year ended December 31, 1998 of
  Woodland Commons.................................................. F-53


Gateway Square Shopping Center

Independent Auditors' Report........................................ F-55

Historical Summary of Gross Income and Direct Operating Expenses
  for the year ended December 31, 1998 of
  Gateway Square Shopping Center.................................... F-56

Notes to the Historical Summary of Gross Income and Direct
  Operating Expenses for the year ended December 31, 1998 of
  Gateway Square Shopping Center.................................... F-57

                                   SIGNATURE



Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                        Inland Real Estate Corporation
                                   (Registrant)



                        By:/s/ KELLY TUCEK
                            Kelly Tucek
                            Chief Financial and Accounting Officer


Date:   March 31, 1999

                        Inland Real Estate Corporation
                     Pro Forma Consolidated Balance Sheet
                              September 30, 1998
                                  (unaudited)


The following unaudited Pro Forma Consolidated Balance Sheet of the Company is presented to give effect to the acquisitions of the properties indicated in Note B of the Notes to the Pro Forma Consolidated Balance Sheet as though these transactions occurred September 30, 1998. No Pro Forma adjustment was made for the Staples Office Supply Store which was under construction at September 30, 1998 and the Circuit City-Traverse property which was constructed in 1998 and significant operations had not commenced as of September 30, 1998. This unaudited Pro Forma Consolidated Balance Sheet should be read in conjunction with the September 30, 1998 Financial Statements and the notes thereto as filed on Form 10-Q.

This unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at September 30, 1998, nor does it purport to represent the future financial position of the Company. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.



































                                      F-1


                        Inland Real Estate Corporation
                     Pro Forma Consolidated Balance Sheet
                              September 30, 1998
                                  (unaudited)



                               September 30,                 September 30,
                                   1998        Pro Forma       1998
                               Historical(A) Adjustments(B)  Pro Forma
                               ------------- ------------- --------------
Assets
------
Net investment in
  properties.................. $473,880,017   226,883,000   700,763,017
Cash and cash equivalents.....  106,277,855       (52,000)  106,225,855
Restricted cash...............   13,303,842          -       13,303,842
Accounts and rents
  receivable..................   10,935,833     1,816,480    12,752,313
Other assets..................    9,891,843       188,688    10,080,531
                               ------------- ------------- -------------
Total assets.................. $614,289,390   228,836,168   843,125,558
                               ============= ============= =============

Liabilities and Stockholders' Equity
------------------------------------
Accounts payable and accrued
  expenses.................... $  1,733,869          -        1,733,869
Accrued real estate taxes.....   12,859,623     2,032,498    14,892,121
Distributions payable (C).....    3,345,717          -        3,345,717
Security deposits.............    1,282,675       380,788     1,663,463
Mortgages payable.............  178,106,593    29,929,000   208,035,593
Unearned income...............    1,263,271          -        1,263,271
Other liabilities.............    2,297,130          -        2,297,130
Due to Affiliates.............      820,632          -          820,632
                               ------------- ------------- -------------
Total liabilities.............  201,709,510    32,342,286   234,051,796
                               ------------- ------------- -------------

Minority interest (E).........         -        5,214,688     5,214,688

Common Stock (D)..............      467,923       202,197       670,120
Additional paid in capital
  (net of Offering costs) (D).  426,379,560   191,076,997   617,456,557
Accumulated distributions in
  excess of net income........  (14,267,603)         -      (14,267,603)
                               ------------- ------------- -------------
Total Stockholders' equity....  412,579,880   191,279,194   603,859,074
                               ------------- ------------- -------------
Total liabilities and
  Stockholders' equity........ $614,289,390   228,836,168   843,125,558
                               ============= ============= =============




              See accompanying notes to pro forma balance sheet.


                                      F-2


                                  Inland Real Estate Corporation
                           Notes to Pro Forma Consolidated Balance Sheet
                                            (continued)
                                        September 30, 1998
                                            (unaudited)

(A) The September 30, 1998 Historical column represents the historical balance sheet as presented in the September 30, 1998 10-Q as filed with the SEC.

(B) The following pro forma  adjustment  relates  to  the  acquisition  of the subject properties as
    though they were acquired on September  30,  1998.    The  terms are described in the notes that
    follow.
                                                      Pro Forma Adjustments
                             -----------------------------------------------------------------------------
                                            Woodfield   Edinburgh    Springboro   Riverplace       Rose
                              Two Rivers     Commons     Festival     Plaza          Center       Plaza
                             ------------ ------------ ------------ ------------ ------------ ------------
Assets
------
Net investment in
  properties................   6,770,000  $27,000,000    9,107,000    9,295,000    6,065,000    2,753,000
Accounts and rents
  receivable................      18,300      352,000         -          90,500       78,500       59,000
                             ------------ ------------ ------------ ------------ ------------ ------------
Total assets................   6,788,300  $27,352,000    9,107,000    9,385,500    6,143,500    2,812,000
                             ============ ============ ============ ============ ============ ============
Liabilities and Stockholders' Equity
------------------------------------
Accrued real estate taxes...      18,300      374,750         -          90,500       78,500       59,000
Security deposits...........       6,666      100,355        8,402        6,134       11,924         -
Mortgage payable............        -            -       4,625,000         -            -            -
                             ------------ ------------ ------------ ------------ ------------ ------------
Total liabilities...........      24,966      475,105    4,633,402       96,634       90,424       59,000
                             ------------ ------------ ------------ ------------ ------------ ------------
Common Stock................       7,149       28,411        4,729        9,819        6,399        2,910
Additional paid in capital
  (net of Offering Costs)...   6,756,185   26,848,484    4,468,869    9,279,047    6,046,677    2,750,090
                             ------------ ------------ ------------ ------------ ------------ ------------
Total Stockholders' equity..   6,763,334   26,876,895    4,473,598    9,288,866    6,053,076    2,753,000
                             ------------ ------------ ------------ ------------ ------------ ------------
Total liabilities and
  Stockholders' equity......   6,788,300  $27,352,000    9,107,000    9,385,500    6,143,500    2,812,000
                             ============ ============ ============ ============ ============ ============

                                                         F-3











                                      F-3


                                           Inland Real Estate Corporation
                                    Notes to Pro Forma Consolidated Balance Sheet
                                                     (continued)
                                                 September 30, 1998
                                                     (unaudited)

                                                 Pro Forma Adjustments
                             -----------------------------------------------------------------------------
                              Marketplace
                                at Six       CarMax       CarMax        Park      Hollywood     Plymouth
                               Corners     Tinley Park  Schaumburg     Center       Video      Collection
                             ------------ ------------ ------------ ------------ ------------ ------------
Assets
------
Net investment in
  properties................  18,875,000   18,900,000   20,600,000   15,500,000    1,351,000    6,626,000
Accounts and rents
  receivable................     172,000         -            -         489,880         -            -
                             ------------ ------------ ------------ ------------ ------------ ------------
Total assets................  19,047,000   18,900,000   20,600,000   15,989,880    1,351,000    6,626,000
                             ============ ============ ============ ============ ============ ============

Liabilities and Stockholders' Equity
------------------------------------
Accrued real estate taxes...     176,000         -            -         662,000         -            -
Security deposits...........        -            -            -          43,317         -          14,250
Mortgage payable............        -            -            -            -            -            -
                             ------------ ------------ ------------ ------------ ------------ ------------
Total liabilities...........     176,000         -            -         705,317         -          14,250
                             ------------ ------------ ------------ ------------ ------------ ------------
Common Stock................      19,948       19,979       21,776       16,157        1,428        6,989
Additional paid in capital
  (net of Offering Costs)...  18,851,052   18,880,021   20,578,224   15,268,406    1,349,572    6,604,761
                             ------------ ------------ ------------ ------------ ------------ ------------
Total Stockholders' equity..   7,671,000   18,900,000   20,600,000   15,284,563    1,351,000    6,611,750
                             ------------ ------------ ------------ ------------ ------------ ------------
Total liabilities and
  Stockholders' equity......  19,047,000   18,900,000   20,600,000   15,989,880    1,351,000    6,626,000
                             ============ ============ ============ ============ ============ ============

                                                         F-4
















                                      F-4


                                           Inland Real Estate Corporation
                                    Notes to Pro Forma Consolidated Balance Sheet
                                                     (continued)
                                                 September 30, 1998
                                                     (unaudited)

                                                 Pro Forma Adjustments
                             -----------------------------------------------------------------------------

                              Loehmann's    Baytowne     Woodland    Supervalue   Supervalue
                                Plaza       Shoppes       Commons     Plymouth   Indianapolis   Gateway
                             ------------ ------------ ------------ ------------ ------------ ------------
Assets
------
Net investment in
  properties................  13,565,000   12,655,000   20,036,000    5,464,000    5,734,000    6,940,000
Accounts and rents
  receivable................     125,900      145,900      228,000         -            -          56,500
                             ------------ ------------ ------------ ------------ ------------ ------------
Total assets................  13,690,900   12,800,900   20,264,000    5,464,000    5,734,000    6,996,500
                             ============ ============ ============ ============ ============ ============

Liabilities and Stockholders' Equity
------------------------------------
Accrued real estate taxes...     125,900      150,400      237,525         -            -          59,623
Security deposits...........       8,960        7,062      118,621         -            -          55,097
Mortgage payable............        -            -      10,735,000         -            -            -
                             ------------ ------------ ------------ ------------ ------------ ------------
Total liabilities...........     134,860      157,462   11,091,146         -            -         114,720
                             ------------ ------------ ------------ ------------ ------------ ------------
Common Stock................      14,330       13,365        9,696        5,776        6,061        7,275
Additional paid in capital
  (net of Offering Costs)...  13,541,710   12,630,073    9,163,158    5,458,224    5,727,939    6,874,505
                             ------------ ------------ ------------ ------------ ------------ ------------
Total Stockholders' equity..  13,556,040   12,643,438    9,172,854    5,464,000    5,734,000    6,881,780
                             ------------ ------------ ------------ ------------ ------------ ------------
Total liabilities and
  Stockholders' equity......  13,690,900   12,800,900   20,264,000    5,464,000    5,734,000    6,996,500
                             ============ ============ ============ ============ ============ ============

                                                         F-5
















                                      F-5


                                           Inland Real Estate Corporation
                                    Notes to Pro Forma Consolidated Balance Sheet
                                                     (continued)
                                                 September 30, 1998
                                                     (unaudited)

                              Pro Forma Adjustments
                             -------------------------
                                             Total
                                Joliet     Pro Forma
                                Commons   Adjustments
                             ------------ ------------
Assets
------
Net investment in
  properties................  19,647,000  226,883,000
Cash and cash equivalents...     (52,000)     (52,000)
 Accounts and rents
  receivable................        -       1,816,480
Other assets................     188,688      188,688
                             ------------ -----------
Total assets................  19,783,688  228,836,168
                             ============ ===========

Liabilities and Stockholders' Equity
------------------------------------
Accrued real estate taxes...        -       2,032,498
Security deposits...........        -         380,788
Mortgage payable............  14,569,000   29,929,000
                             ------------ -----------
Total liabilities...........  14,569,000   32,342,286
                             ------------ -----------

Minority interest...........   5,214,688    5,214,688

Common Stock................        -         202,197
Additional paid in capital
  (net of Offering Costs)...        -     191,076,997
                             ------------ -----------
Total Stockholders' equity..        -     191,279,194
                             ------------ -----------
Total liabilities and
  Stockholders' equity......  19,783,688  228,836,168
                             ============ ===========

                                                         F-6

                        Inland Real Estate Corporation
                 Notes to Pro Forma Consolidated Balance Sheet
                                  (continued)
                              September 30, 1998
                                  (unaudited)

    Acquisitions of Property:

    On October 1, 1998, the Company acquired Two Rivers from an unaffiliated third party for the purchase price of approximately $6,770,000 on an all cash basis, funded from cash and cash equivalents.

    On  October  8,  1998,  the  Company  acquired  Woodfield  Commons  from an
    unaffiliated  third  party   for   the   purchase  price  of  approximately
    $27,000,000 on an all cash basis, funded from cash and cash equivalents.

    On October 14, 1998, the Company acquired Edinburgh Festival Center from an unaffiliated third party for the purchase price of approximately $9,107,000. As part of the acquisition, the Company assumed an existing first mortgage with a balance of $4,625,000. The balance of the purchase price was funded from cash and cash equivalents.

    On November 12, 1998, the Company acquired Springboro Plaza from an unaffiliated third party for the purchase price of approximately $9,295,000 on an all cash basis, funded from cash and cash equivalents.

    On November 12, 1998, the Company acquired Riverplace Center from an unaffiliated third party for the purchase price of approximately $6,065,000 on an all cash basis, funded from cash and cash equivalents.

    On November 16, 1998, the Company acquired Rose Plaza from an unaffiliated third party for the purchase price of approximately $2,753,000 on an all cash basis, funded from cash and cash equivalents.

    On November 30, 1998, the Company acquired Marketplace at Six Corners from an unaffiliated third party for the purchase price of approximately $18,875,000 on an all cash basis, funded from cash and cash equivalents.

    On December  2,  1998,  the  Company  acquired  Carmax-Tinley  Park from an
    unaffiliated  third  party   for   the   purchase  price  of  approximately
    $18,900,000 on an all cash basis, funded from cash and cash equivalents.

    On  December  2,  1998,  the  Company  acquired  Carmax-Schaumburg  from an
    unaffiliated  third  party   for   the   purchase  price  of  approximately
    $20,600,000 on an all cash basis, funded from cash and cash equivalents.

    On December 4, 1998, the Company acquired Park Center from an unaffiliated third party for the purchase price of approximately $15,500,000 on an all cash basis, funded from cash and cash equivalents.

    On December 18, 1998, the Company acquired Hollywood Video-Hammond from an unaffiliated third party for the purchase price of approximately $1,351,000 on an all cash basis, funded from cash and cash equivalents.

                        Inland Real Estate Corporation
                 Notes to Pro Forma Consolidated Balance Sheet
                                  (continued)
                              September 30, 1998
                                  (unaudited)

    On January 6, 1999, the Company acquired Plymouth Collection from an unaffiliated third party for the purchase price of approximately $6,626,000 on an all cash basis, funded from cash and cash equivalents.

    On  February  1,  1999,  the  Company  acquired  Loehmann's  Plaza  from an
    unaffiliated  third  party   for   the   purchase  price  of  approximately
    $13,565,000 on an all cash basis, funded from cash and cash equivalents.

    On  February  8,  1999,  the  Company  acquired  Baytowne  Shoppes  from an
    unaffiliated  third  party   for   the   purchase  price  of  approximately
    $12,655,000 on an all cash basis, funded from cash and cash equivalents.

    On February 10, 1999, the Company acquired Woodland Commons from an unaffiliated third party for the purchase price of approximately $20,036,000. As part of the acquisition, the Company assumed an existing first mortgage with a balance of approximately $11,470,000. The balance of the purchase price was funded from cash and cash equivalents.

    On March 9, 1999, the Company acquired Supervalue - Plymouth from an unaffiliated third party for the purchase price of approximately $5,464,000 on an all cash basis, funded from cash and cash equivalents.

    On March 9, 1999, the Company acquired Supervalue - Indianapolis from an unaffiliated third party for the purchase price of approximately $5,734,000 on an all cash basis, funded from cash and cash equivalents.

    On March 17, 1999, the Company acquired Gateway from an unaffiliated third party for the purchase price of approximately $6,940,000 on an all cash basis, funded from cash and cash equivalents.

(C) No pro forma assumptions have been made for the additional payment of distributions resulting from the additional proceeds raised.

(D) Additional Offering Proceeds of $202,197,000, net of additional Offering costs of $10,917,806 are reflected as received as of September 30, 1998, prior to the purchase of the properties. Offering costs consist principally of registration costs, printing and selling costs, including commissions.

(E) The consolidated financial statements include the accounts of the Company and the limited liability company ("LLC") which owns the Joliet Commons Shopping Center. The Company entered into an LLC with an unaffiliated third party (the "Seller") for the purchase of Joliet Commons. The transaction was structured such that the Company contributed approximately $52,000 for a 1% interest in an LLC and the Seller contributed a property with a value of approximately $19,733,000 and debt of approximately $14,569,000 to the LLC for a 99% interest. The Company is the managing member of the LLC. Due to the Company's ability as managing member to directly control the LLC, it is consolidated for financial reporting purposes. The Seller's interest is reflected as a minority interest in the accompanying consolidated financial statements.

                        Inland Real Estate Corporation
                Pro Forma Consolidated Statement of Operations
                 For the nine months ended September 30, 1998
                                  (unaudited)


The following unaudited Pro Forma Consolidated Statement of Operations of the Company is presented to effect the acquisitions of the properties indicated in Note B of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on the earlier of January 1, 1997 or the date operations commenced. Pro forma adjustments for Oak Forest Commons, Downers Grove Market and Hollywood Video-Hammond are as of March 5, 1998, March 25, 1998, and May 1, 1998, respectively, as these are the dates that operations commenced. Construction was completed in the third quarter of 1998 for Carmax-Tinley Park, Carmax-Schaumburg, Plymouth Collection and Circuit City-Traverse and significant operations had not commenced. Therefore no pro forma adjustments were made for these centers. Construction was not completed on the Staples Office Supply Store and therefore, no pro forma adjustment has been made. This unaudited Pro Forma Consolidated Statement of Operations should be read in conjunction with the September 30, 1998 Financial Statements and the notes thereto as filed on Form 10-Q.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the nine months ended September 30, 1998, nor does it purport to represent the future financial position of the Company. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

                        Inland Real Estate Corporation
                Pro Forma Consolidated Statement of Operations
                 For the nine months ended September 30, 1998
                                 (unaudited)

                   September 30,
                       1998       Pro Forma    September 30,
                    Historical   Adjustments       1998
                       (A)            (B)       Pro Forma
                   ------------  ------------  -----------

Rental income..... $34,964,084    17,649,758    52,613,842
Additional rental
  income..........  11,767,354     6,504,035    18,271,389
Interest
  income(C).......   3,270,815          -        3,270,815
Other income......     115,432          -          115,432
                   ------------  ------------  ------------
  Total income....  50,117,685    24,153,792    74,271,478
                   ------------  ------------  ------------
Professional services
  and general and
  administrative
  fees............     557,689          -          557,689
Advisor asset
  management fee.(F) 1,252,815     1,746,220     2,999,035
Property operating
  expenses........  15,022,998     7,858,376    22,881,374
Interest expense..   8,570,847     1,789,550    10,360,397
Depreciation (D)..   8,087,624     4,631,297    12,718,921
Amortization......     157,892          -          157,892
Acquisition costs
  expensed........     212,129          -          212,129
                   ------------  ------------  ------------
Total expenses....  33,861,994    16,025,442    49,887,437
                   ------------  ------------  ------------
                    16,255,691     8,128,350    24,384,041

Minority interest
  in earnings (G).        -            5,755         5,755
                   ------------  ------------  ------------
Net income........ $16,255,691     8,122,595    24,378,286
                   ============  ============  ============

Weighted average
  common stock
  outstanding (E).  36,811,187                  57,030,887
                   ============                ============

Net income per weighted
  average common stock
  outstanding, basic and
  diluted (E)..... $       .44                         .43
                   ============                ============


      See accompanying notes to pro forma consolidated statement of operations.

                        Inland Real Estate Corporation
            Notes to Pro Forma Consolidated Statement of Operations
                 For the nine months ended September 30, 1998
                                  (unaudited)


(A) The  1998  Historical  column   represents   the  historical  statement  of
    operations of the Company for the nine months ended September 30, 1998 (unaudited), as filed with the SEC on Form 10-Q.

(B) Total pro forma adjustments for the nine months ended September 30, 1998 are as though the acquisitions of the following properties occurred the earlier of January 1, 1997 or the date operations commenced and are based on information provided by the seller. All properties were purchased on an all cash basis except for Mill Creek, Schaumburg Plaza, Edinburgh Festival and Woodland Commons. Pro forma adjustments for interest expense on these properties were based on the following terms.

    Mill Creek Shopping Center

    As part of the acquisition of Mill Creek Shopping Center, the Company assumed the existing mortgage loan of $9,500,000, maturing September 10, 1999, with the balance funded with cash and cash equivalents. The loan requires interest only monthly payments at a rate of 8% per annum.

    Schaumburg Plaza

    As part of the acquisition of Schaumburg Plaza, the Company assumed the existing debt of $3,924,183. The debt requires monthly interest only payments at a rate of 9.25% per annum through September 2004 and then requires principal and interest payments through December 2009 at a rate of 9.25% per annum based on a 30 year amortization schedule.

    Edinburgh Festival

    As part of the acquisition of Edinburgh Festival, the Company assumed the existing first mortgage loan, maturing September 30, 2008, with a balance of $4,625,000. The loan requires interest only monthly payments at a rate of 6.30% per annum.

    Woodland Commons

    As part of the acquisition of Woodland Commons, the Company assumed the existing first mortgage loan, maturing September 22, 2001, with a balance of $11,470,000. The loan requires interest only monthly payments at a rate of 6.24% per annum.

                        Inland Real Estate Corporation
            Notes to Pro Forma Consolidated Statement of Operations
                                  (continued)
                 For the nine months ended September 30, 1998
                                  (unaudited)

(B) Total pro forma adjustments for 1998 acquisitions are as though they were acquired the earlier of January 1, 1997 or the date operations commenced.


                                  West
                     Coopers     Chicago      Maple     Lake Park     Orland
                      Grove     Dominick's    Plaza       Plaza        Park
                   ----------- ----------- ----------- ----------- -----------
Rental income..... $   12,649      36,150      30,776     130,540      11,631
Additional rental
  income..........      9,364        -         11,154      49,688       5,600
                   ----------- ----------- ----------- ----------- -----------
Total income......     22,013      36,150      41,930     180,228      17,231
                   ----------- ----------- ----------- ----------- -----------
Advisor asset
  management fee..      1,271       3,625       2,638      13,452       2,083
Property operating
  expenses........     10,754       1,085      13,041      60,970       7,200
Interest expense..       -           -           -           -           -
Depreciation......      3,213       9,062       6,950      33,000       5,208
                   ----------- ----------- ----------- ----------- -----------
Total expenses....     15,238      13,772      22,629     107,422      14,492
                   ----------- ----------- ----------- ----------- -----------
Net income (loss). $    6,775      22,378      19,301      72,806       2,739
                   =========== =========== =========== =========== ===========


                     Homewood     Wisner       Mill     Prairie     Elmhurst
                       Plaza      Plaza       Creek     Square     City Center
                   ----------- ----------- ----------- ----------- -----------
Rental income..... $   29,096      29,958     180,896      78,950      84,667
Additional rental
  income..........     22,945      12,915     123,799      29,500      15,971
                   ----------- ----------- ----------- ----------- -----------
Total income......     52,041      42,873     304,695     108,450     100,637
                   ----------- ----------- ----------- ----------- -----------
Advisor asset
  management fee..      2,812       2,738      18,933       7,750       3,979
Property operating
  expenses........     25,287      14,844     142,668      34,380      23,473
Interest expense..       -           -        126,667        -           -
Depreciation......      6,970       6,880      45,417      21,950       9,948
                   ----------- ----------- ----------- ----------- -----------
Total expenses....     35,069      24,462     333,685      64,080      37,400
                   ----------- ----------- ----------- ----------- -----------
Net income (loss). $   16,972      18,411     (28,990)     44,370      63,238
                   =========== =========== =========== =========== ===========

                        Inland Real Estate Corporation
            Notes to Pro Forma Consolidated Statement of Operations
                                  (continued)
                 For the nine months ended September 30, 1998
                                  (unaudited)



                    St. James   Chestnut      Bergen     Berwyn      Western &
                     Crossing     Court       Plaza       Plaza       Howard
                   ----------- ----------- ----------- ----------- -----------
Rental income..... $  189,704     319,057     490,456      60,841      70,092
Additional rental
  income..........     54,985      82,340     190,947      50,285      24,948
                   ----------- ----------- ----------- ----------- -----------
Total income......    244,689     401,397     681,403     111,126      95,040
                   ----------- ----------- ----------- ----------- -----------
Advisor asset
  management fee..     18,693      40,360      43,119       6,888       6,377
Property operating
  expenses........     65,996     134,035     227,516      57,382      34,369
Interest expense..       -           -           -           -           -
Depreciation......     46,750     100,900     125,767      17,222      15,942
                   ----------- ----------- ----------- ----------- -----------
Total expenses....    131,439     275,295     396,402      81,492      56,688
                   ----------- ----------- ----------- ----------- -----------
Net income (loss). $  113,250     126,102     285,001      29,634      38,352
                   =========== =========== =========== =========== ===========


                               High Point    Woodland   Walgreens   Schaumburg
                    Wauconda      Center      Heights   Woodstock     Plaza
                   ----------- ----------- ----------- ----------- -----------
Rental income..... $   80,746     331,704     342,420      48,013     373,663
Additional rental
  income..........     21,603      78,007     313,058        -        177,341
                   ----------- ----------- ----------- ----------- -----------
Total income......    102,349     409,711     655,478      48,013     551,004
                   ----------- ----------- ----------- ----------- -----------
Advisor asset
  management fee..      6,313      32,787      46,400       5,035      34,935
Property operating
  expenses........     26,209      80,420     363,700        -        215,485
Interest expense..       -           -           -           -        180,746
Depreciation......     22,094      97,672     112,778      10,978      86,667
                   ----------- ----------- ----------- ----------- -----------
Total expenses....     54,616     210,879     522,878      16,013     517,833
                   ----------- ----------- ----------- ----------- -----------
Net income (loss). $   47,733     198,832     132,600      32,000      33,171
                   =========== =========== =========== =========== ===========

                        Inland Real Estate Corporation
            Notes to Pro Forma Consolidated Statement of Operations
                                  (continued)
                 For the nine months ended September 30, 1998
                                  (unaudited)



                     Winnetka                Fairview     Orland
                     Commons     Eastgate     Heights     Greens
                   ----------- ----------- ----------- -----------
Rental income..... $  225,717     422,415     960,161     331,752
Additional rental
  income..........    161,656     123,597     239,250     446,300
                   ----------- ----------- ----------- -----------
Total income......    387,373     546,012   1,199,411     778,052
                   ----------- ----------- ----------- -----------
Advisor asset
  management fee..     22,175      38,655      84,300      36,570
Property operating
  expenses........    134,458     148,597     295,680     365,860
Interest expense..       -           -           -           -
Depreciation......     46,667      86,250     210,769      91,425
                   ----------- ----------- ----------- -----------
Total expenses....    203,300     273,502     590,749     493,855
                   ----------- ----------- ----------- -----------
Net income (loss). $  184,073     272,510     608,662     284,197
                   =========== =========== =========== ===========



                      Bakers    Edinburgh   Woodfield      Two
                      Shoes      Festival    Commons      Rivers
                   ----------- ----------- ----------- -----------
Rental income..... $   75,000     620,500   1,441,375     509,060
Additional rental
  income..........       -        277,719     666,497     109,400
                   ----------- ----------- ----------- -----------
Total income......     75,000     898,219   2,107,872     618,460
                   ----------- ----------- ----------- -----------
Advisor asset
  management fee..      7,568      69,375     202,500      50,775
Property operating
  expenses........      3,375     309,407     768,083     138,290
Interest expense..       -        218,531        -           -
Depreciation......     18,919     173,438     506,250     126,938
                   ----------- ----------- ----------- -----------
Total expenses....     29,862     770,751   1,476,833     316,003
                   ----------- ----------- ----------- -----------
Net income (loss). $   45,138     127,468     631,039     302,457
                   =========== =========== =========== ===========

                        Inland Real Estate Corporation
            Notes to Pro Forma Consolidated Statement of Operations
                                  (continued)
                 For the nine months ended September 30, 1998
                                  (unaudited)


                               Marketplace
                       Park         at     Springboro  Riverplace
                      Center   Six Corners    Plaza      Center
                   ----------- ----------- ----------- -----------
Rental income..... $1,040,235   1,339,500     673,355     450,186
Additional rental
  income..........    816,335     437,176     121,104     119,583
                   ----------- ----------- ----------- -----------
Total income......  1,856,570   1,776,676     794,459     569,769
                   ----------- ----------- ----------- -----------
Advisor asset
  management fee..     16,250     141,563      69,713      45,488
Property operating
  expenses........  1,249,738     460,186     158,077     146,430
Interest expense..       -           -           -           -
Depreciation......    290,625     353,906     174,281     113,719
                   ----------- ----------- ----------- -----------
Total expenses....  1,556,613     955,655     402,071     305,637
                   ----------- ----------- ----------- -----------
Net income (loss). $  299,957     821,021     392,388     264,132
                   =========== =========== =========== ===========



                       Rose      Joliet     Hollywood   Loehmann's   Baytowne
                      Plaza      Commons      Video        Plaza      Shoppes
                   ----------- ----------- ----------- ----------- -----------
Rental income..... $  198,621   1,431,800     106,704     963,890     957,187
Additional rental
  income..........     56,244     458,557       1,861     356,620     217,772
                   ----------- ----------- ----------- ----------- -----------
Total income......    254,865   1,890,357     108,565   1,320,510   1,174,959
                   ----------- ----------- ----------- ----------- -----------
Advisor asset
  management fee..     20,648     147,354      10,133     101,738      94,913
Property operating
  expenses........     64,846     517,584       6,746     323,220     335,511
Interest expense..       -        851,221        -           -           -
Depreciation......     51,619     368,385      25,331     254,344     237,281
                   ----------- ----------- ----------- ----------- -----------
Total expenses....    137,113   1,884,544      42,210     679,302     667,705
                   ----------- ----------- ----------- ----------- -----------

Minority interest
  in earnings.....       -          5,755        -           -           -
                   ----------- ----------- ----------- ----------- -----------
Net income (loss). $  117,752          58      66,355     641,208     507,254
                   =========== =========== =========== =========== ===========

                        Inland Real Estate Corporation
            Notes to Pro Forma Consolidated Statement of Operations
                                  (continued)
                 For the nine months ended September 30, 1998
                                  (unaudited)



                    Woodland   Supervalue  Supervalue     Gateway
                     Commons    Plymouth   Indianapolis    Square
                   ----------- ----------- ------------ -----------
Rental income..... $1,655,790     392,109      411,147     511,245
Additional rental
  income..........    448,989        -            -        170,925
                   ----------- ----------- ------------ -----------
Total income......  2,104,779     392,109      411,147     682,170
                   ----------- ----------- ------------ -----------
Advisor asset
  management fee..    150,270      40,988       43,005      52,050
Property operating
  expenses........    643,662      17,645       18,502     213,665
Interest expense..    502,385        -            -           -
Depreciation......    375,675     102,469      107,513     130,125
                   ----------- ----------- ------------ -----------
Total expenses....  1,671,992     161,102      169,020     395,840
                   ----------- ----------- ------------ -----------
Net income (loss). $  432,787     231,007      242,127     286,330
                   =========== =========== ============ ===========


                    Total 1998
                   Acquisitions
                     Pro Forma
                   ------------
Rental income..... $17,649,758
Additional rental
  income..........   6,504,035
                   ------------
Total income......  24,153,792
                   ------------
Advisor asset
  management fee..   1,746,220
Property operating
  expenses........   7,858,376
Interest expense..   1,789,550
Depreciation......   4,631,297
                   ------------
Total expenses....  16,025,442
                   ------------
Minority interest
  in earnings.....       5,755
                   ------------
Net income (loss).   8,122,595
                   ============

                        Inland Real Estate Corporation
            Notes to Pro Forma Consolidated Statement of Operations
                                  (continued)
                 For the nine months ended September 30, 1998
                                  (unaudited)



(C) No pro forma adjustment has been made relating to interest income which would have been earned on the additional Offering Proceeds raised.

(D) Depreciation expense is computed using the straight-line method, based upon an estimated useful life of thirty years.

(E) The pro forma weighted average common stock shares for the nine months ended September 30, 1998 was calculated by estimating the additional shares sold to purchase each of the Company's properties on a weighted average basis.

(F) Advisor Asset Management Fees are calculated as 1% per annum of the Average Invested Assets (as defined).

(G) The consolidated financial statements include the accounts of the Company and the limited liability company ("LLC") which owns the Joliet Commons Shopping Center. The Company entered into an LLC with an unaffiliated third party (the "Seller") for the purchase of Joliet Commons. The transaction was structured such that the Company contributed approximately $52,000 for a 1% interest in an LLC and the Seller contributed a property with a value of approximately $19,733,000 and debt of approximately $14,569,000 to the LLC for a 99% interest. The Company is the managing member of the LLC. Due to the Company's ability as managing member to directly control the LLC, it is consolidated for financial reporting purposes. The Seller's interest is reflected as a minority interest in the accompanying consolidated financial statements.

                        Inland Real Estate Corporation
                Pro Forma Consolidated Statement of Operations
                     For the year ended December 31, 1997
                                  (unaudited)


The following unaudited Pro Forma Consolidated Statement of Operations of the Company is presented to effect the acquisitions of the properties indicated in Note B and Note C of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred the earlier of January 1, 1997 or the date operations commenced. No pro forma adjustments have been made for Orland Park, Oak Forest Commons, Downers Grove Market, Marketplace at Six Corners, Carmax-Tinley Park, Carmax-Schaumburg, Hollywood Video-Hammond, Plymouth Collection and Circuit City-Traverse as these centers were completed in 1997 and 1998 and no significant operations existed for the year ended December 31, 1997. Construction had not begun on Staples Office Supply Store and Stuarts Crossing and therefore, there were no operations for the year ended December 31, 1997. This unaudited Pro Forma Consolidated Statement of Operations should be read in conjunction with the December 31, 1997 Financial Statements and the notes thereto as filed on Form 10-K.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 1997, nor does it purport to represent the future financial position of the Company. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.
































                                     F-18

                        Inland Real Estate Corporation
                Pro Forma Consolidated Statement of Operations
                     For the year ended December 31, 1997
                                 (unaudited)

                                       Pro Forma Adjustments
                                --------------------------------------

                       1997         1997          1998        1999
                    Historical  Acquisitions Acquisitions Acquisitions     1997
                       (A)           (B)          (C)          (D)      Pro Forma
                   ------------ ------------ ------------ ------------ -----------
Rental income..... $21,112,365    9,903,951   25,207,592    6,394,035   62,617,943
Additional rental
  income..........   6,592,983    3,622,583    9,694,483    1,337,583   21,247,632
Interest
  income(E).......   1,615,520         -            -            -       1,615,520
Other income......     100,717         -            -            -         100,717
                   ------------ ------------ ------------ ------------ ------------
  Total income....  29,421,585   13,526,534   34,902,075    7,731,618   85,581,812
                   ------------ ------------ ------------ ------------ ------------
Professional services
  and general and
  administrative
  fees............     482,954         -            -            -         482,954
Advisor asset
  management fee.(H)   843,000    1,832,719    2,644,918      643,950    5,964,587
Property operating
  expenses........   8,863,024    4,476,786   12,646,256    2,075,856   28,061,922
Interest expense..   5,654,564    1,338,640    2,419,903      884,674   10,297,781
Depreciation (F)..   4,556,445    2,371,640    6,584,222    1,609,875   15,122,182
Amortization......     124,884         -            -            -         124,884
Acquisition costs
  expensed........     249,493         -            -            -         249,493
                   ------------ ------------ ------------ ------------ ------------
Total expenses....  20,774,364   10,019,785   24,295,299    5,214,355   60,303,803
                   ------------ ------------ ------------ ------------ ------------

Minority interest
  in earnings.....        -            -          25,086         -          25,086
                   ------------ ------------ ------------ ------------ ------------
  Net income...... $ 8,647,221    3,506,749   10,581,690    2,517,263   25,252,923
                   ============ ============ ============ ============ ============

Weighted average
  common stock
  outstanding (G).  15,225,983                                          57,030,887
                   ============                                        ============

Net income per weighted
  average common stock
  outstanding, basic and
  diluted (G)..... $       .57                                                 .44
                   ============                                        ============


      See accompanying notes to pro forma consolidated statement of operations.

                                     F-19


                        Inland Real Estate Corporation
            Notes to Pro Forma Consolidated Statement of Operations
                     For the year ended December 31, 1997
                                  (unaudited)


(A) The  1997  Historical  column   represents   the  historical  statement  of
    operations of the Company for the year ended December 31, 1997, as filed with the SEC on Form 10-K.

(B) Total pro forma adjustments for the year ended December 31, 1997 are as though the 1997 acquisitions of the following properties occurred the earlier of January 1, 1997 or the date operations commenced (May 13, 1997 for the Glendale Heights Dominick's). All properties were purchased on an all cash basis except for Maple Park, Aurora Commons, Lincoln Park Place and Rivertree Court. Pro forma adjustments for interest expense on these properties were based on the following terms:

    Maple Park Shopping Center

    The Company funded the purchase using (i) the proceeds of a short-term loan which matured April 7, 1997 in the amount of $8 million from Inland Mortgage Investment Corporation ("IMIC"), an affiliate of the Company (the "Short-Term Loan"), and (ii) cash and cash equivalents. The Short-Term Loan bears interest at a rate of 9.0% per annum and requires a loan fee of 1/4%.

    Aurora Commons Shopping Center

    As part of the acquisition of Aurora Commons Shopping Center, the Company assumed the existing mortgage loan, maturing December 31, 2001, with the balance funded with cash and cash equivalents. The loan bears interest at a rate of 9% per annum with monthly payments of principal and interest on the first day of each month.

    Lincoln Park Place Shopping Center

    The Company funded the purchase of Lincoln Park Place Shopping Center using the proceeds of a short-term loan which matured February 7, 1997 in the amount of $2,016,110 from Inland Mortgage Investment Corporation ("IMIC"), an affiliate of the Company (the "Short-Term Loan"). The Company did not pay any fees in connection with the Short-Term Loan, which bears interest at a rate of 9% per annum.















                                     F-20


                        Inland Real Estate Corporation
            Notes to Pro Forma Consolidated Statement of Operations
                     For the year ended December 31, 1997
                                  (unaudited)


    Rivertree Court

    As part of the acquisition of Rivertree Court, the Company assumed the existing first mortgage loan, maturing January 1, 1999, with a balance of $15,700,000. The loan requires interest only monthly payments at a rate of 10.03% per annum.

    Fashion Square

    As part of the acquisition of Fashion Square, the Company assumed the existing bond financing, in the remaining principal balance of $6,200,000. Monthly interest only payments are due on the financing through December 1, 2014 maturity date. The interest rate changes weekly and is currently 4.1%. The bond financing is secured by a Letter of Credit issued by LaSalle National Bank, who receives an annual fee of 1.25% of the outstanding principal balance.




































                                     F-21


                                            Inland Real Estate Corporation
                                Notes to Pro Forma Consolidated Statement of Operations
                                                      (continued)
                                         For the year ended December 31, 1997
                                                      (unaudited)

(B) Total pro forma adjustments for 1997 acquisitions are as though they were acquired the earlier of January 1, 1997 or the date operations commenced.
                                                          Niles
                    Maple Park    Aurora     Lincoln    Shopping     Cobblers    Mallard      Calumet     Ameritech
                      Place       Commons   Park Place   Center        Mall        Mall        Square     Outlot
                   ----------- ----------- ----------- ----------- ----------- ------------ -----------  -----------
Rental income..... $   39,736      82,740      14,159      98,780     341,053      356,037     130,663       36,768
Additional rental
  income..........      8,168      26,594       5,714      39,507     189,843      138,412     146,565        8,091
                   ----------- ----------- ----------- ----------- ----------- ------------ -----------  -----------
Total income......     47,904     109,334      19,873     138,287     530,896      494,449     277,228       44,859
                   ----------- ----------- ----------- ----------- ----------- ------------ -----------  -----------
Advisor asset
  management fee..       -           -           -           -           -            -           -            -
Property operating
  expenses........     10,039      30,055       6,352      43,952     205,189      161,720     152,445        9,746
Interest expense..       -           -           -           -           -            -           -            -
Depreciation......       -           -           -           -           -            -           -            -
                   ----------- ----------- ----------- ----------- ----------- ------------ -----------  -----------
Total expenses....     10,039      30,055       6,352      43,952     205,189      161,720     152,445        9,746
                   ----------- ----------- ----------- ----------- ----------- ------------ -----------  -----------
Net income (loss). $   37,865      79,279      13,521      94,335     325,707      332,729     124,783       35,113
                   =========== =========== =========== =========== =========== ============ ===========  ===========

                                            Highland                                          Glendale
                    Schaumburg   Sequoia      Park        River     Rivertree   Shorecrest     Heights
                    Dominicks     Plaza     Dominicks     Square      Court        Plaza      Dominicks  Party City
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ -----------
Rental income..... $  269,510     182,563     405,156     358,182   1,923,392      311,714      303,692     166,666
Additional rental
  income..........       -         67,441        -        157,773     588,600      128,728         -         33,000
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ -----------
Total income......    269,510     250,004     405,156     515,955   2,511,992      440,442      303,692     199,666
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ -----------
Advisor asset
  management fee..       -           -           -           -           -            -            -           -
Property operating
  expenses........      5,390      78,364       8,103     166,076     732,510      154,027        7,592      39,000
Interest expense..       -           -           -           -           -            -            -           -
Depreciation......       -           -           -           -           -            -            -           -
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ -----------
Total expenses....      5,390      78,364       8,103     166,076     732,510      154,027        7,592      39,000
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ -----------
Net income (loss). $  264,120     171,640     397,053     349,879   1,779,482      286,415      296,099     160,666
                   =========== =========== =========== =========== =========== ============ ============ ===========

                                                                       F-22


                                     F-22


                                            Inland Real Estate Corporation
                                Notes to Pro Forma Consolidated Statement of Operations
                                                      (continued)
                                         For the year ended December 31, 1997
                                                      (unaudited)

(B) Total pro forma adjustments for 1997 acquisitions are as though they were acquired the earlier of January 1, 1997 or the date operations commenced.
                     Roselle                 Wilson     Terramere    Iroquois     Fashion    Naper West
                      Eagle    Countryside    Plaza       Plaza       Center       Square       Plaza
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------
Rental income..... $  307,980     256,000     136,100     419,563   1,376,053     808,935     1,578,508
Additional rental
  income..........     77,500        -         50,500     376,745     446,667     543,963       588,773
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------
Total income......    385,480     256,000     186,600     793,309   1,822,720   1,352,897     2,167,281
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------
Advisor asset
  management fee..       -           -           -           -           -           -             -
Property operating
  expenses........    100,000      87,000      61,100     406,416     551,333     741,680       718,696
Interest expense..       -           -           -           -           -           -             -
Depreciation......       -           -           -           -           -           -             -
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------
Total expenses....    100,000      87,000      61,100     406,416     551,333     741,680       718,696
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------
Net income (loss). $  285,480     169,000     125,500     389,892   1,271,387     611,217     1,448,585
                   =========== =========== =========== =========== =========== ============ ============
                                  Total
                                  1997
                    Pro Forma  Acquisitions
                   Adjustments  Pro Forma
                   ----------- -------------
Rental income..... $     -       9,903,951
Additional rental
  income..........       -       3,622,583
                   ----------- ------------
Total income......       -      13,526,534
                   ----------- ------------
Advisor asset
  management fee..  1,832,719    1,832,719
Property operating
  expenses........       -       4,476,786
Interest expense..  1,338,640    1,338,640
Depreciation......  2,371,640    2,371,640
                   ----------- ------------
Total expenses....  5,542,999   10,019,785
                   ----------- ------------
Net income (loss). $(5,542,999)  3,506,749
                   =========== ============

                                                                       F-23

                        Inland Real Estate Corporation
            Notes to Pro Forma Consolidated Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)


(C) Total pro forma adjustments for 1998 acquisitions are as though they were acquired the earlier of January 1, 1997 or the date operations commenced.

    All properties were purchased on an all cash basis except Edinburgh Festival. The pro forma adjustment for interest expense on this property was based on the following terms:

    As part of the acquisition of Edinburgh Festival, the Company assumed the existing first mortgage loan, maturing September 30, 2008, with a balance of $4,625,000. The loan requires interest only monthly payments at a rate of 6.30% per annum.


                                              West
                    Woodfield    Coopers     Chicago      Maple     Lake Park
                      Plaza       Grove     Dominick's    Plaza       Plaza
                   ----------- ----------- ----------- ----------- -----------
Rental income..... $2,235,315     577,096     628,320     369,317   1,216,080
Additional rental
  income..........    755,071     401,492        -        129,431     472,163
                   ----------- ----------- ----------- ----------- -----------
Total income......  2,990,386     978,588     628,320     498,748   1,688,243
                   ----------- ----------- ----------- ----------- -----------
Advisor asset
  management fee..    192,000      58,000      63,000      31,650     122,750
Property operating
  expenses........    873,792     488,067      18,850     133,667     543,398
Interest expense..       -           -           -           -           -
Depreciation......    483,000     146,600     157,500      83,400     293,000
                   ----------- ----------- ----------- ----------- -----------
Total expenses....  1,548,792     692,667     239,350     248,717     959,148
                   ----------- ----------- ----------- ----------- -----------
Net income (loss). $1,441,594     285,921     388,970     250,031     729,095
                   =========== =========== =========== =========== ===========

                        Inland Real Estate Corporation
            Notes to Pro Forma Consolidated Statement of Operations
                                  (continued)
                               December 31, 1997
                                  (unaudited)


                     Homewood     Wisner     Elmhurst      Mill     Prairie
                       Plaza      Plaza    City Center    Creek     Square
                   ----------- ----------- ----------- ----------- -----------
Rental income..... $  220,375     206,312     508,377   1,085,374     315,796
Additional rental
  income..........    132,016      59,636      95,827     725,135      87,777
                   ----------- ----------- ----------- ----------- -----------
Total income......    332,391     265,948     604,204   1,810,509     403,573
                   ----------- ----------- ----------- ----------- -----------
Advisor asset
  management fee..     19,363      18,853      47,750     113,600      31,000
Property operating
  expenses........    166,951     101,312     140,836     823,792     130,448
Interest expense..       -           -           -        760,000        -
Depreciation......     46,500      45,900     119,375     272,500      87,800
                   ----------- ----------- ----------- ----------- -----------
Total expenses....    232,814     166,065     307,961   1,969,892     249,248
                   ----------- ----------- ----------- ----------- -----------
Net income (loss). $   99,577      99,883     296,243    (159,383)    154,325
                   =========== =========== =========== =========== ===========


                    St. James   Chestnut      Bergen    Western &    Berwyn
                     Crossing     Court       Plaza      Howard       Plaza
                   ----------- ----------- ----------- ----------- -----------
Rental income..... $  720,615   1,197,317   1,681,564     210,288     176,345
Additional rental
  income..........    183,197     306,682     980,649      69,180     131,460
                   ----------- ----------- ----------- ----------- -----------
Total income......    903,812   1,503,999   2,662,213     279,468     307,805
                   ----------- ----------- ----------- ----------- -----------
Advisor asset
  management fee..     74,770     161,440     172,477      19,130      18,370
Property operating
  expenses........    265,225     593,967   1,105,206      88,145     147,830
Interest expense..       -           -           -           -           -
Depreciation......    187,000     403,600     431,200      47,825      45,925
                   ----------- ----------- ----------- ----------- -----------
Total expenses....    526,995   1,159,007   1,708,883     155,100     212,125
                   ----------- ----------- ----------- ----------- -----------
Net income (loss). $  376,817     344,992     953,330     124,368      95,680
                   =========== =========== =========== =========== ===========

                        Inland Real Estate Corporation
            Notes to Pro Forma Consolidated Statement of Operations
                                  (continued)
                               December 31, 1997
                                  (unaudited)


                               High Point    Woodland   Walgreens   Winnetka
                    Wauconda      Center      Heights   Woodstock    Commons
                   ----------- ----------- ----------- ----------- -----------
Rental income..... $  230,703   1,078,701      684,840    110,800     453,321
Additional rental
  income..........     72,913     251,518      754,544       -        343,033
                   ----------- ----------- ----------- ----------- -----------
Total income......    303,616   1,330,219    1,439,384    110,800     796,354
                   ----------- ----------- ----------- ----------- -----------
Advisor asset
  management fee..     25,250     103,540       96,000     11,620      44,350
Property operating
  expenses........     72,912     305,583      844,901      4,986     327,566
Interest expense..       -           -            -          -           -
Depreciation......     63,125     308,437      233,333     25,333      93,333
                   ----------- ----------- ----------- ----------- -----------
Total expenses....    161,287     717,560    1,174,234     41,939     465,249
                   ----------- ----------- ----------- ----------- -----------
Net income (loss). $  142,329     612,659      265,150     68,861     331,105
                   =========== =========== =========== =========== ===========


                                                        Fairview
                   Schaumburg                 Park       Heights     Orland
                     Plaza       Eastgate    Center       Plaza      Greens
                   ----------- ----------- ----------- ----------- -----------
Rental income..... $  734,658     844,830   1,386,980   1,280,215     442,337
Additional rental
  income..........    315,191     200,749     532,465     315,356     492,656
                   ----------- ----------- ----------- ----------- -----------
Total income......  1,049,849   1,045,579   1,919,445   1,595,571     934,993
                   ----------- ----------- ----------- ----------- -----------
Advisor asset
  management fee..     69,873      77,310     155,000     112,410      51,000
Property operating
  expenses........    511,999     436,950   1,210,493     385,880     469,956
Interest expense..    379,254        -           -           -           -
Depreciation......    173,333     172,500     387,500     283,333     126,667
                   ----------- ----------- ----------- ----------- -----------
Total expenses....  1,134,459     686,760   1,752,993     781,623     647,623
                   ----------- ----------- ----------- ----------- -----------
Net income (loss). $  (84,610)    358,819     166,452     813,948     287,370
                   =========== =========== =========== =========== ===========

                        Inland Real Estate Corporation
            Notes to Pro Forma Consolidated Statement of Operations
                                  (continued)
                               December 31, 1997
                                  (unaudited)


                                Edinburgh
                     Bakers      Festival   Woodfield      Two      Springboro
                     Shoes        Center     Commons      Rivers       Plaza
                   ----------- ----------- ----------- ----------- -----------
Rental income..... $  100,000     413,667   1,921,834     678,750     897,806
Additional rental
  income..........       -        168,097     643,583     147,199     129,002
                   ----------- ----------- ----------- ----------- -----------
Total income......    100,000     581,764   2,565,417     825,949   1,026,808
                   ----------- ----------- ----------- ----------- -----------
Advisor asset
  management fee..      9,630      45,535     270,000      67,700      92,946
Property operating
  expenses........      4,500     201,513     976,853     179,718     203,712
Interest expense..       -        145,687        -           -           -
Depreciation......     10,667     113,333     675,000     163,333     232,366
                   ----------- ----------- ----------- ----------- -----------
Total expenses....     24,797     506,068   1,921,853     410,751     529,024
                   ----------- ----------- ----------- ----------- -----------
Net income (loss). $   75,203      75,696     643,564     415,198     497,784
                   =========== =========== =========== =========== ===========

                                                       Total 1998
                    Riverplace     Rose      Joliet    Acquisitions
                      Center      Place      Commons     Pro Forma
                   ----------- ----------- ----------- ------------
Rental income.....    600,248     110,345   1,909,066   25,207,592
Additional rental
  income..........    169,381      31,200     597,880    9,694,483
                   ----------- ----------- ----------- ------------
Total income......    769,629     141,545   2,506,946   34,902,075
                   ----------- ----------- ----------- ------------
Advisor asset
  management fee..     60,659      11,470     196,472    2,644,918
Property operating
  expenses........    190,688      37,569     658,991   12,646,256
Interest expense..       -           -      1,134,962    2,419,903
Depreciation......    151,647      28,676     491,181    6,584,222
                   ----------- ----------- ----------- ------------
Total expenses....    402,994      77,715   2,481,606   24,295,299
                   ----------- ----------- ----------- ------------
Minority interest
  in earnings.....      -            -         25,086       25,086
                   ----------- ----------- ----------- -----------
Net income........    366,635      63,830         254   10,581,690
                   =========== =========== =========== ============

                        Inland Real Estate Corporation
            Notes to Pro Forma Consolidated Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)


    Acquisition of Woodfield Plaza, Schaumburg, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          Woodfield Plaza
                               -------------------------------------
                                   *As      Pro Forma
                                 Reported  Adjustments    Total
                               ----------- ----------- -----------
    Rental income............. $2,235,315        -      2,235,315
    Additional rental income..    755,071        -        755,071
                               ----------- ----------- -----------
    Total income..............  2,990,386        -      2,990,386
                               ----------- ----------- -----------
    Advisor asset
      management fee..........       -        192,000     192,000
    Property operating
      expenses................    801,632      72,160     873,792
    Depreciation..............       -        483,000     483,000
                               ----------- ----------- -----------
    Total expenses............    801,632     747,160   1,548,792
                               ----------- ----------- -----------
    Net income (loss)......... $2,188,754    (747,160)  1,441,594
                               =========== =========== ===========



    Acquisition of Coopers Grove, Country Club Hills, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          Coopers Grove
                               -----------------------------------
                                   *As      Pro Forma
                                 Reported  Adjustments    Total
                               ----------- ----------- -----------
    Rental income............. $  577,096        -        577,096
    Additional rental income..    401,492        -        401,492
                               ----------- ----------- -----------
    Total income..............    978,588        -        978,588
                               ----------- ----------- -----------
    Advisor asset
      management fee..........       -         58,000      58,000
    Property operating
      expenses................    428,031      60,036     488,067
    Depreciation..............       -        146,600     146,600
                               ----------- ----------- -----------
    Total expenses............    428,031     264,636     692,667
                               ----------- ----------- -----------
    Net income (loss)......... $  550,557    (264,636)    285,921
                               =========== =========== ===========

                        Inland Real Estate Corporation
            Notes to Pro Forma Consolidated Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)

    Acquisition of West Chicago Dominick's, West Chicago, Illinois

    This pro forma adjustment reflects the purchase of West Chicago Dominick's as if the Company had acquired the property as of January 1, 1997, and is based on information provided by the Seller.

                                        West Chicago Dominick's
                               -------------------------------------
                                Year ended
                               December 31,  Pro Forma
                                  1997      Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  628,320         -        628,320
    Additional rental income..       -            -           -
                               -----------  ----------- -----------
    Total income..............    628,320        -         628,320
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          63,000      63,000
    Property operating
      expenses................       -          18,850      18,850
    Depreciation..............       -         157,500     157,500
                               -----------  ----------- -----------
    Total expenses............       -         239,350     239,350
                               -----------  ----------- -----------
    Net income (loss)......... $  628,320     (239,350)    388,970
                               ===========  =========== ===========



    Acquisition of Maple Plaza, Downers Grove, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          Maple Plaza
                               -----------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  369,317         -        369,317
    Additional rental income..    129,431         -        129,431
                               -----------  ----------- -----------
    Total income..............    498,748         -        498,748
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          31,650      31,650
    Property operating
      expenses................    133,667         -        133,667
    Depreciation..............       -          83,400      83,400
                               -----------  ----------- -----------
    Total expenses............    133,667      115,050     248,717
                               -----------  ----------- -----------
    Net income (loss)......... $  365,081     (115,050)    250,031
                               ===========  =========== ===========

                        Inland Real Estate Corporation
            Notes to Pro Forma Consolidated Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)

    Acquisition of Lake Park Plaza, Michigan City, Indiana

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          Lake Park Plaza
                               -----------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $1,216,080         -      1,216,080
    Additional rental income..    472,163         -        472,163
                               -----------  ----------- -----------
    Total income..............  1,688,243         -      1,688,243
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -         122,750     122,750
    Property operating
      expenses................    467,427       75,971     543,398
    Depreciation..............       -         293,000     293,000
                               -----------  ----------- -----------
    Total expenses............    467,427      491,721     959,148
                               -----------  ----------- -----------
    Net income (loss)......... $1,220,816     (491,721)    729,095
                               ===========  =========== ===========



    Acquisition of Homewood Plaza, Homewood, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X to the Pro Forma Adjustments:

                                          Homewood Plaza
                               -------------------------------------
                                Year ended
                               December 31,  Pro Forma
                                   1997     Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  200,375         -        200,375
    Additional rental income..    132,016         -        132,016
                               -----------  ----------- -----------
    Total income..............    332,391         -        332,391
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          19,363      19,363
    Property operating
      expenses................    166,951         -        166,951
    Depreciation..............       -          46,500      46,500
                               -----------  ----------- -----------
    Total expenses............    166,951       65,863     232,814
                               -----------  ----------- -----------
    Net income (loss)......... $  165,440      (65,863)     99,577
                               ===========  =========== ===========

                        Inland Real Estate Corporation
            Notes to Pro Forma Consolidated Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)



    Acquisition of Wisner Plaza, Chicago, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X to the Pro Forma Adjustments:

                                           Wisner Plaza
                               -----------------------------------
                               Year ended
                               December 31,  Pro Forma
                                 1997       Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  206,312         -        206,312
    Additional rental income..     59,636         -         59,636
                               -----------  ----------- -----------
    Total income..............    265,948         -        265,948
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          18,853      18,853
    Property operating
      expenses................    101,312         -        101,312
    Depreciation..............       -          45,900      45,900
                               -----------  ----------- -----------
    Total expenses............    101,312       64,753     166,065
                               -----------  ----------- -----------
    Net income (loss)......... $  164,636      (64,753)     99,883
                               ===========  =========== ===========



    Acquisition of Elmhurst City Center, Elmhurst, Illinois

    This pro forma adjustment reflects the purchase of Elmhurst City Center as if the Company had acquired the property as of January 1, 1997, and is based on information provided by the Seller.

                                        Elmhurst City Center
                               -------------------------------------
                                Year ended
                               December 31,  Pro Forma
                                  1997      Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  508,377         -        508,377
    Additional rental income..     95,827         -         95,827
                               -----------  ----------- -----------
    Total income..............    604,204         -        604,204
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          47,750      47,750
    Property operating
      expenses................    140,836         -        140,836
    Depreciation..............       -         119,375     119,375
                               -----------  ----------- -----------
    Total expenses............    140,836      167,125     307,961
                               -----------  ----------- -----------
    Net income (loss)......... $  463,368     (167,125)    296,243
                               ===========  =========== ===========

                        Inland Real Estate Corporation
            Notes to Pro Forma Consolidated Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)


    Acquisition of Mill Creek, Palos Park, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                            Mill Creek
                               -----------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $1,085,374         -      1,085,374
    Additional rental income..    725,135         -        725,135
                               -----------  ----------- -----------
    Total income..............  1,810,509         -      1,810,509
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -         113,600     113,600
    Property operating
      expenses................    778,792       45,000     823,792
    Interest expense..........       -         760,000     760,000
    Depreciation..............       -         272,500     272,500
                               -----------  ----------- -----------
    Total expenses............    778,792    1,191,100   1,969,892
                               -----------  ----------- -----------
    Net income (loss)......... $1,031,537   (1,191,100)   (159,383)
                               ===========  =========== ===========



    Acquisition of Prairie Square, Sun Prairie, Wisconsin

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X to the Pro Forma Adjustments:

                                          Prairie Square
                               -----------------------------------
                               Year Ended
                               December 31,  Pro Forma
                                  1997      Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  315,796         -        315,796
    Additional rental income..     87,777         -         87,777
                               -----------  ----------- -----------
    Total income..............    403,573         -        403,573
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          31,000      31,000
    Property operating
      expenses................    130,448         -        130,448
    Depreciation..............       -          87,800      87,800
                               -----------  ----------- -----------
    Total expenses............    130,448      118,800     249,248
                               -----------  ----------- -----------
    Net income (loss)......... $  273,125     (118,800)    154,325
                               ===========  =========== ===========

                        Inland Real Estate Corporation
            Notes to Pro Forma Consolidated Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)


    Acquisition of St. James Crossing, Westmont, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          St. James Crossing
                               -------------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  720,615         -        720,615
    Additional rental income..    183,197         -        183,197
                               -----------  ----------- -----------
    Total income..............    903,812         -        903,812
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          74,770      74,770
    Property operating
      expenses................    257,225        8,000     265,225
    Depreciation..............       -         187,000     187,000
                               -----------  ----------- -----------
    Total expenses............    257,225      269,770     526,995
                               -----------  ----------- -----------
    Net income (loss)......... $  646,587     (269,770)    376,817
                               ===========  =========== ===========



    Acquisition of Chestnut Court, Darien, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          Chestnut Court
                               -----------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $1,197,317         -      1,197,317
    Lease termination income..    765,504     (765,504)       -
    Additional rental income..    306,682         -        306,682
                               -----------  ----------- -----------
    Total income..............  2,269,503     (765,504)  1,503,999
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -         161,440     161,440
    Property operating
      expenses................    593,967         -        593,967
    Depreciation..............       -         403,600     403,600
                               -----------  ----------- -----------
    Total expenses............    593,967      565,040   1,159,007
                               -----------  ----------- -----------
    Net income (loss)......... $1,675,536   (1,330,544)    344,992
                               ===========  =========== ===========

                        Inland Real Estate Corporation
            Notes to Pro Forma Consolidated Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)


    Acquisition of Bergen Plaza, Oakdale, Minnesota

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          Bergen Plaza
                               -----------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $1,681,564         -      1,681,564
    Additional rental income..    980,649         -        980,649
                               -----------  ----------- -----------
    Total income..............  2,662,213         -      2,662,213
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -         172,477     172,477
    Property operating
      expenses................  1,105,206         -      1,105,206
    Depreciation..............       -         431,200     431,200
                               -----------  ----------- -----------
    Total expenses............  1,105,206      603,677   1,708,883
                               -----------  ----------- -----------
    Net income (loss)......... $1,557,007     (603,677)    953,330
                               ===========  =========== ===========




    Acquisition of Western & Howard, Chicago, Illinois

    This pro forma adjustment reflects the purchase of Western & Howard as if the Company had acquired the property as of January 1, 1997, and is based on information provided by the Seller.

                                        Western & Howard
                               -------------------------------------
                                Year ended
                               December 31,  Pro Forma
                                  1997      Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  210,288         -        210,288
    Additional rental income..     69,180         -         69,180
                               -----------  ----------- -----------
    Total income..............    279,468        -         279,468
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          19,130      19,130
    Property operating
      expenses................     88,145         -         88,145
    Depreciation..............       -          47,825      47,825
                               -----------  ----------- -----------
    Total expenses............     88,145       66,955     155,100
                               -----------  ----------- -----------
    Net income (loss)......... $  191,323      (66,955)    124,368
                               ===========  =========== ===========

                        Inland Real Estate Corporation
            Notes to Pro Forma Consolidated Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)



    Acquisition of Berwyn Plaza, Berwyn, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          Berwyn Plaza
                               -----------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  176,345         -        176,345
    Additional rental income..    131,460         -        131,460
                               -----------  ----------- -----------
    Total income..............    307,805         -        307,805
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          18,370      18,730
    Property operating
      expenses................    135,830       12,000     147,830
    Depreciation..............       -          45,925      45,925
                               -----------  ----------- -----------
    Total expenses............    135,830       76,295     212,125
                               -----------  ----------- -----------
    Net income (loss)......... $  171,975      (76,295)     95,680
                               ===========  =========== ===========




    Acquisition of Wauconda, Wauconda, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                            Wauconda
                               -----------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  230,703         -        230,703
    Additional rental income..     72,913         -         72,913
                               -----------  ----------- -----------
    Total income..............    303,616         -        303,616
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          25,250      25,250
    Property operating
      expenses................     72,912         -         72,912
    Depreciation..............       -          63,125      63,125
                               -----------  ----------- -----------
    Total expenses............     72,912       88,375     161,287
                               -----------  ----------- -----------
    Net income (loss)......... $  230,704      (88,375)    142,329
                               ===========  =========== ===========

                        Inland Real Estate Corporation
            Notes to Pro Forma Consolidated Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)



    Acquisition of High Point Centre, Madison, Wisconsin

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                        High Point Centre
                               -----------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $1,078,701         -      1,078,701
    Additional rental income..    251,518         -        251,518
                               -----------  ----------- -----------
    Total income..............  1,330,219         -      1,330,219
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -         103,540     103,540
    Property operating
      expenses................    258,583       47,000     305,583
    Depreciation..............       -         308,437     308,437
                               -----------  ----------- -----------
    Total expenses............    258,583      458,977     717,560
                               -----------  ----------- -----------
    Net income (loss)......... $1,071,636     (458,977)    612,659
                               ===========  =========== ===========




    Acquisition of Woodland Heights, Streamwood, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                        Woodland Heights
                               -----------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  684,840         -        684,840
    Additional rental income..    754,544         -        754,544
                               -----------  ----------- -----------
    Total income..............  1,439,384         -      1,439,384
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          96,000      96,000
    Property operating
      expenses................    844,901         -        844,901
    Depreciation..............       -         233,333     233,333
                               -----------  ----------- -----------
    Total expenses............    844,901      329,333   1,174,234
                               -----------  ----------- -----------
    Net income (loss)......... $  594,483     (329,333)    265,150
                               ===========  =========== ===========

                        Inland Real Estate Corporation
            Notes to Pro Forma Consolidated Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)



    Acquisition of Walgreens, Woodstock, Illinois

    This pro forma adjustment reflects the purchase of the Walgreens property as if the Company had acquired the property as of January 1, 1997, and is based on information provided by the seller.

                                            Walgreens
                               ------------------------------------
                                Year ended
                               December 31,  Pro Forma
                                  1997      Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  110,800         -        110,800
    Additional rental income..       -            -           -
                               -----------  ----------- -----------
    Total income..............    110,800         -        110,800
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          11,620      11,620
    Property operating
      expenses................       -           4,986       4,986
    Depreciation..............       -          25,333      25,333
                               -----------  ----------- -----------
    Total expenses............       -          41,939      41,939
                               -----------  ----------- -----------
    Net income (loss)......... $  110,800      (41,939)     68,861
                               ===========  =========== ===========




    Acquisition of Winnetka Commons, New Hope, Minnesota

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                        Winnetka Commons
                               -----------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  453,321         -        453,321
    Additional rental income..    343,033         -        343,033
                               -----------  ----------- -----------
    Total income..............    796,354         -        796,354
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          44,350      44,350
    Property operating
      expenses................    327,566         -        327,566
    Depreciation..............       -          93,333      93,333
                               -----------  ----------- -----------
    Total expenses............    327,566      137,683     465,249
                               -----------  ----------- -----------
    Net income (loss)......... $  468,788     (137,683)    331,105
                               ===========  =========== ===========

                        Inland Real Estate Corporation
            Notes to Pro Forma Consolidated Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)




    Acquisition of Schaumburg Plaza, Schaumburg, Illinois

    This pro forma adjustment reflects the purchase of Schaumburg Plaza as if the Company had acquired the property as of January 1, 1997, and is based on information provided by the Seller.

                                        Schaumburg Plaza
                               -------------------------------------
                                Year ended
                               December 31,  Pro Forma
                                  1997      Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  734,658         -        734,658
    Additional rental income..    315,191         -        315,191
                               -----------  ----------- -----------
    Total income..............  1,049,849         -      1,049,849
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          69,873      69,873
    Property operating
      expenses................    511,999         -        511,999
    Interest expense..........    379,254         -        379,254
    Depreciation..............       -         173,333     173,333
                               -----------  ----------- -----------
    Total expenses............    891,253      243,206   1,134,459
                               -----------  ----------- -----------
    Net income (loss)......... $  158,596     (243,206)    (84,610)
                               ===========  =========== ===========



    Acquisition of Eastgate, Lombard, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                             Eastgate
                               ------------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  844,830         -        844,830
    Additional rental income..    200,749         -        200,749
                               -----------  ----------- -----------
    Total income..............  1,045,579         -      1,045,579
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          77,310      77,310
    Property operating
      expenses................    436,950         -        436,950
    Depreciation..............       -         172,500     172,500
                               -----------  ----------- -----------
    Total expenses............    436,950      249,810     686,760
                               -----------  ----------- -----------
    Net income (loss)......... $  608,629     (249,810)    358,819
                               ===========  =========== ===========

                        Inland Real Estate Corporation
            Notes to Pro Forma Consolidated Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)


    Acquisition of Park Center, Tinley Park, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                             Park Center
                               ------------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $1,386,980         -      1,386,980
    Additional rental income..    532,465         -        532,465
                               -----------  ----------- -----------
    Total income..............  1,919,445         -      1,919,445
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -         155,000     155,000
    Property operating
      expenses................  1,191,299       19,194   1,210,493
    Depreciation..............       -         387,500     387,500
                               -----------  ----------- -----------
    Total expenses............  1,191,299      561,694   1,752,993
                               -----------  ----------- -----------
    Net income (loss)......... $  728,146     (561,694)    166,452
                               ===========  =========== ===========


    Acquisition of Fairview Heights Plaza, Fairview Heights, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          Fairview Heights
                               -------------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $1,280,215         -      1,280,215
    Additional rental income..    315,356         -        315,356
                               -----------  ----------- -----------
    Total income..............  1,595,571         -      1,595,571
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -         112,410     112,410
    Property operating
      expenses................    377,902        7,978     385,880
    Depreciation..............       -         283,333     283,333
                               -----------  ----------- -----------
    Total expenses............    377,902      403,721     781,623
                               -----------  ----------- -----------
    Net income (loss)......... $1,217,669     (403,721)    813,948
                               ===========  =========== ===========

                        Inland Real Estate Corporation
            Notes to Pro Forma Consolidated Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)


    Acquisition of Orland Greens, Orland Park, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          Orland Greens
                               -------------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  442,337         -        442,337
    Additional rental income..    492,656         -        492,656
                               -----------  ----------- -----------
    Total income..............    934,993         -        934,993
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          51,000      51,000
    Property operating
      expenses................    465,281        4,675     469,956
    Depreciation..............       -         126,667     126,667
                               -----------  ----------- -----------
    Total expenses............    465,281      182,342     647,623
                               -----------  ----------- -----------
    Net income (loss)......... $  469,712     (182,342)    287,370
                               ===========  =========== ===========


    Acquisition of Bakers Shoes, Chicago, Illinois

    This pro forma adjustment reflects the purchase of Bakers Shoes as if the Company had acquired the property as of January 1, 1997, and is based on information provided by the Seller.

                                             Bakers Shoes
                               ------------------------------------
                                Year Ended
                               December 31,  Pro Forma
                                   1997     Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  100,000         -        100,000
    Additional rental income..       -            -           -
                               -----------  ----------- -----------
    Total income..............    100,000         -        100,000
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -           9,630       9,630
    Property operating
      expenses................      4,500         -          4,500
    Depreciation..............       -          10,667      10,667
                               -----------  ----------- -----------
    Total expenses............      4,500       20,297      24,797
                               -----------  ----------- -----------
    Net income (loss)......... $   95,500      (20,297)     75,203
                               ===========  =========== ===========

                        Inland Real Estate Corporation
            Notes to Pro Forma Consolidated Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)


    Acquisition of Edinburgh Festival Center, Brooklyn Park, Minnesota

    Reconciliation of Gross income and Direct Operating Expenses for the period from July 1, 1997 (commencement of operations) to December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                      Edinburgh Festival Center
                               -------------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  413,667         -        413,667
    Additional rental income..    168,097         -        168,097
                               -----------  ----------- -----------
    Total income..............    581,764         -        581,764
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          45,535      45,535
    Property operating
      expenses................    201,513         -        201,513
    Interest expense..........    145,687         -        145,687
    Depreciation..............       -         113,333     113,333
                               -----------  ----------- -----------
    Total expenses............    347,200      158,868     506,068
                               -----------  ----------- -----------
    Net income (loss)......... $  234,564     (158,868)     75,696
                               ===========  =========== ===========


    Acquisition of Woodfield Commons, Schaumburg, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          Woodfield Commons
                               -------------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $1,921,834         -      1,921,834
    Additional rental income..    643,583         -        643,583
                               -----------  ----------- -----------
    Total income..............  2,565,417         -      2,565,417
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -         270,000     270,000
    Property operating
      expenses................    931,032       45,821     976,853
    Depreciation..............       -         675,000     675,000
                               -----------  ----------- -----------
    Total expenses............    931,032      990,821   1,921,853
                               -----------  ----------- -----------
    Net income (loss)......... $1,634,385     (990,821)    643,564
                               ===========  =========== ===========

                        Inland Real Estate Corporation
            Notes to Pro Forma Consolidated Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)


    Acquisition of Two Rivers, Bolingbrook, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                             Two Rivers
                               -------------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  678,750         -        678,750
    Additional rental income..    147,199         -        147,199
                               -----------  ----------- -----------
    Total income..............    825,949         -        825,949
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          67,700      67,700
    Property operating
      expenses................    179,718         -        179,718
    Depreciation..............       -         163,333     163,333
                               -----------  ----------- -----------
    Total expenses............    179,718      231,033     410,751
                               -----------  ----------- -----------
    Net income (loss)......... $  646,231     (231,033)    415,198
                               ===========  =========== ===========


    Acquisition of Springboro Plaza, Springboro, Ohio

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X to the Pro Forma Adjustments:

                                          Springboro Plaza
                               -------------------------------------
                                Year ended
                               December 31,  Pro Forma
                                   1997     Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  897,806         -        897,806
    Additional rental income..    129,002         -        129,002
                               -----------  ----------- -----------
    Total income..............  1,026,808         -      1,026,808
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          92,946      92,946
    Property operating
      expenses................    184,841       18,871     203,712
    Depreciation..............       -         232,366     232,366
                               -----------  ----------- -----------
    Total expenses............    184,841      344,183     529,024
                               -----------  ----------- -----------
    Net income (loss)......... $  841,967     (344,183)    497,784
                               ===========  =========== ===========

                        Inland Real Estate Corporation
            Notes to Pro Forma Consolidated Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)


    Acquisition of Riverplace Center, Noblesville, Indiana

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X to the Pro Forma Adjustments:

                                        Riverplace Center
                               -------------------------------------
                                Year ended
                               December 31,  Pro Forma
                                   1997     Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  600,248         -        600,248
    Additional rental income..    169,381         -        169,381
                               -----------  ----------- -----------
    Total income..............    769,629         -        769,629
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          60,659      60,659
    Property operating
      expenses................    173,304       17,384     190,688
    Depreciation..............       -         151,647     151,647
                               -----------  ----------- -----------
    Total expenses............    173,304      229,690     402,994
                               -----------  ----------- -----------
    Net income (loss)......... $  596,325     (229,690)    366,635
                               ===========  =========== ===========


    Acquisition of Rose Plaza, Elmwood Park, Illinois

    This pro forma adjustment reflects the purchase of Rose Plaza as if the Company had acquired the property as of August 1, 1997 (the date operations commenced), and is based on information provided by the Seller.

                                          Rose Plaza
                               -------------------------------------
                                Year ended
                               December 31,  Pro Forma
                                   1997     Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  110,345         -        110,345
    Additional rental income..     31,200         -         31,200
                               -----------  ----------- -----------
    Total income..............    141,545         -        141,545
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          11,470      11,470
    Property operating
      expenses................     37,569         -         37,569
    Depreciation..............       -          28,676      28,676
                               -----------  ----------- -----------
    Total expenses............     37,569       40,146      77,715
                               -----------  ----------- -----------
    Net income (loss)......... $  103,976      (40,146)     63,830
                               ===========  =========== ===========

                        Inland Real Estate Corporation
            Notes to Pro Forma Consolidated Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)


    Acquisition of Joliet Commons, Joliet, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X to the Pro Forma Adjustments:

                                           Joliet Commons
                               -------------------------------------
                                Year ended
                               December 31,  Pro Forma
                                   1997     Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $1,909,066         -      1,909,066
    Additional rental income..    597,880         -        597,880
                               -----------  ----------- -----------
    Total income..............  2,506,946         -      2,506,946
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -         196,472     196,472
    Property operating
      expenses................    676,002      (17,011)    658,991
    Interest expense..........       -       1,134,962   1,134,962
    Depreciation..............       -         491,181     491,181
                               -----------  ----------- -----------
    Total expenses............    676,002    1,805,604   2,481,606
                               -----------  ----------- -----------
                                1,830,944   (1,805,604)     25,340
    Minority interest in
     earnings.................       -            -         25,086
                               -----------  ----------  -----------
    Net income (loss)......... $1,830,944   (1,805,604)        254
                               ===========  =========== ===========

                        Inland Real Estate Corporation
            Notes to Pro Forma Consolidated Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)


(D) Total pro forma adjustments for 1999 acquisitions are as though they were acquired the earlier of January 1, 1997.

    All properties were purchased on an all cash basis except Woodfield Commons. The pro forma adjustment for interest expense on this property was based on the following terms:

    As part of the acquisition of Woodfield Commons, the Company assumed the existing first mortgage loan, maturing September 22, 2001, with a balance of $11,470,000. The loan requires interest only monthly payments at a rate of 6.24% per annum.


                    Loehmann's   Baytowne   Woodland    Supervalue  Supervalue
                      Plaza      Shoppes     Commons     Plymouth  Indianapolis
                   ----------- ----------- ----------- ----------- -----------
Rental income..... $1,285,191   1,276,249   2,122,905     522,813     548,196
Additional rental
  income..........    349,558     220,340     572,614        -           -
                   ----------- ----------- ----------- ----------- -----------
Total income......  1,634,749   1,496,589   2,695,519     522,813     548,196
                   ----------- ----------- ----------- ----------- -----------
Advisor asset
  management fee..    135,650     126,550     200,360      54,650      57,340
Property operating
  expenses........    469,997     325,554     716,491      23,526      24,669
Interest expense..       -           -        715,728        -           -
Depreciation......    339,125     316,375     669,846     136,625     143,350
                   ----------- ----------- ----------- ----------- -----------
Total expenses....    944,772     768,479   2,302,425     214,801     225,359
                   ----------- ----------- ----------- ----------- -----------
Net income (loss). $  689,977     728,110     393,093     308,012     322,837
                   =========== =========== =========== =========== ===========

                        Inland Real Estate Corporation
            Notes to Pro Forma Consolidated Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)

                                Total 1999
                     Gateway   Acquisitions
                      Square    Pro Forma
                   ----------- -----------
Rental income..... $  638,681   6,394,035
Additional rental
  income..........    195,071   1,337,583
                   ----------- -----------
Total income......    833,752   7,731,618
                   ----------- -----------
Advisor asset
  management fee..     69,400     643,950
Property operating
  expenses........    515,619   2,075,856
Interest expense..       -        884,674
Depreciation......    173,500   1,609,875
                   ----------- -----------
Total expenses....    758,519   5,214,355
                   ----------- -----------
Net income (loss). $   75,233   2,517,263
                   =========== ===========

                        Inland Real Estate Corporation
            Notes to Pro Forma Consolidated Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)


    Acquisition of Loehmann's Plaza, Brookfield, Wisconsin

    This pro forma adjustment reflects the purchase of Loehmann's Plaza as if the Company had acquired the property as of January 1, 1997, and is based on information provided by the Seller.

                                          Loehmann's Plaza
                               -------------------------------------
                                Year ended
                               December 31,  Pro Forma
                                   1997     Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $1,285,191         -      1,285,191
    Additional rental income..    349,558         -        349,558
                               -----------  ----------- -----------
    Total income..............  1,634,749         -      1,634,749
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -         135,650     135,650
    Property operating
      expenses................    461,497        8,500     469,997
    Depreciation..............       -         339,125     339,125
                               -----------  ----------- -----------
    Total expenses............    461,497      483,275     944,772
                               -----------  ----------- -----------
    Net income (loss)......... $  993,252     (483,275)    689,977
                               ===========  =========== ===========


    Acquisition of Baytowne Shoppes, Champaign, Illinois

    This pro forma adjustment reflects the purchase of Baytowne Shoppes as if the Company had acquired the property as of January 1, 1997, and is based on information provided by the Seller.

                                          Baytowne Shoppes
                               -------------------------------------
                                Year ended
                               December 31,  Pro Forma
                                   1997     Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $1,276,249         -      1,276,249
    Additional rental income..    220,340         -        220,340
                               -----------  ----------- -----------
    Total income..............  1,496,589         -      1,496,589
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -         126,550     126,550
    Property operating
      expenses................    306,554       19,000     325,554
    Depreciation..............       -         316,375     316,375
                               -----------  ----------- -----------
    Total expenses............    306,554      461,925     768,479
                               -----------  ----------- -----------
    Net income (loss)......... $1,190,035     (461,925)    728,110
                               ===========  =========== ===========

                        Inland Real Estate Corporation
            Notes to Pro Forma Consolidated Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)


    Acquisition of Woodland Commons, Buffalo Grove, Illinois

    This pro forma adjustment reflects the purchase of Woodland Commons as if the Company had acquired the property as of January 1, 1997, and is based on information provided by the Seller.

                                        Woodland Commons
                               -------------------------------------
                                Year ended
                               December 31,  Pro Forma
                                   1997     Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $2,122,905         -      2,122,905
    Additional rental income..    572,614         -        572,614
                               -----------  ----------- -----------
    Total income..............  2,695,518         -      2,695,518
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -         200,360     200,360
    Property operating
      expenses................    674,991       41,500     716,491
    Interest expense..........    715,728         -        715,728
    Depreciation..............       -         669,846     669,846
                               -----------  ----------- -----------
    Total expenses............  1,390,719      911,706   2,302,425
                               -----------  ----------- -----------
    Net income (loss)......... $1,304,799     (911,706)    393,093
                               ===========  =========== ===========


    Acquisition of Supervalue-Plymouth, Plymouth, Minnesota

    This pro forma adjustment reflects the purchase of Supervalue-Plymouth as if the Company had acquired the property as of January 1, 1997, and is based on information provided by the Seller.

                                          Supervalue-Plymouth
                               -------------------------------------
                                Year ended
                               December 31,  Pro Forma
                                   1997     Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  522,813         -        512,813
    Additional rental income..       -            -           -
                               -----------  ----------- -----------
    Total income..............    522,813         -        522,813
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          54,650      54,650
    Property operating
      expenses................     23,526         -         23,526
    Depreciation..............       -         136,625     136,625
                               -----------  ----------- -----------
    Total expenses............     23,526      191,275     214,801
                               -----------  ----------- -----------
    Net income (loss)......... $  499,287     (191,275)    308,012
                               ===========  =========== ===========

                        Inland Real Estate Corporation
            Notes to Pro Forma Consolidated Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)


    Acquisition of Supervalue-Indianapolis, Indianapolis, Indiana

    This pro forma adjustment reflects the purchase of Supervalue-Indianapolis as if the Company had acquired the property as of January 1, 1997, and is based on information provided by the Seller.

                                          Supervalue-Indianapolis
                               -------------------------------------
                                Year ended
                               December 31,  Pro Forma
                                   1997     Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  548,196         -        548,196
    Additional rental income..       -            -           -
                               -----------  ----------- -----------
    Total income..............    548,196         -        548,196
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          57,340      57,340
    Property operating
      expenses................     24,669         -         24,669
    Depreciation..............       -         143,350     143,350
                               -----------  ----------- -----------
    Total expenses............     24,669      200,690     225,359
                               -----------  ----------- -----------
    Net income (loss)......... $  523,527     (200,690)    322,837
                               ===========  =========== ===========


    Acquisition of Gateway Square, Hinsdale, Illinois

    This pro forma adjustment reflects the purchase of Gateway Square as if the Company had acquired the property as of January 1, 1997, and is based on information provided by the Seller.

                                          Gateway Square
                               -------------------------------------
                                Year ended
                               December 31,  Pro Forma
                                   1997     Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  638,681         -        638,681
    Additional rental income..    195,071         -        195,071
                               -----------  ----------- -----------
    Total income..............    833,752         -        833,752
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          69,400      69,400
    Property operating
      expenses................    511,319        4,300     515,619
    Depreciation..............       -         173,500     173,500
                               -----------  ----------- -----------
    Total expenses............    511,319      247,200     758,519
                               -----------  ----------- -----------
    Net income (loss)......... $  322,433     (247,200)     75,233
                               ===========  =========== ===========

                        Inland Real Estate Corporation
            Notes to Pro Forma Consolidated Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)


(E) No pro forma adjustment has been made relating to interest income which would have been earned on the additional Offering Proceeds raised.

(F) Depreciation expense is computed using the straight-line method, based upon an estimated useful life of thirty years.

(G) The pro forma weighted average common stock shares for the year ended December 31, 1997 was calculated by estimating the additional shares sold to purchase each of the Company's properties on a weighted average basis.

(H) Advisor Asset Management Fees are calculated as 1% of the Average Invested Assets (as defined).

(I) The consolidated financial statements include the accounts of the Company and the limited liability company ("LLC") which owns the Joliet Commons Shopping Center. The Company entered into an LLC with an unaffiliated third party (the "Seller") for the purchase of Joliet Commons. The transaction was structured such that the Company contributed approximately $52,000 for a 1% interest in an LLC and the Seller contributed a property with a value of approximately $19,733,000 and debt of approximately $14,569,000 to the LLC for a 99% interest. The Company is the managing member of the LLC. Due to the Company's ability as managing member to directly control the LLC, it is consolidated for financial reporting purposes. The Seller's interest is reflected as a minority interest in the accompanying consolidated financial statements.

                         Independent Auditors' Report


The Board of Directors
Inland Real Estate Corporation:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Woodland Commons for the year ended December 31, 1998. This Historical Summary is the responsibility of the management of Inland Real Estate Corporation. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K of Inland Real Estate Corporation, as described in note 2. The presentation is not intended to be a complete presentation of Woodland Commons' revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Woodland Commons for the year ended December 31, 1998, in conformity with generally accepted accounting principles.


                                                        KPMG LLP


Chicago, Illinois
February 8, 1999

                               Woodland Commons
       Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1998




Gross income:
  Base rental income.............................. $2,263,916
  Operating expense and real estate
    tax recoveries................................    598,652
                                                   -----------
  Total Gross Income..............................  2,862,568
                                                   -----------
Direct operating expenses:
  Operating expenses..............................    259,370
  Bad debt expense................................     72,770
  Real estate taxes...............................    323,298
  Utilities.......................................     63,466
  Insurance.......................................     10,496
  Management fees.................................     81,016
  Interest expense................................    669,908
                                                   -----------
  Total direct operating expenses.................  1,480,324
                                                   -----------
Excess of gross income over
    direct operating expenses..................... $1,382,244
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.

                               Woodland Commons
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1998


1.  Business

    Woodland Commons is located in Buffalo Grove, Illinois. It consists of approximately 170,000 square feet of gross leasable area of which 100% was leased and occupied at December 31, 1998. Approximately 41% of Woodland Commons is leased to one tenant representing approximately 35% of base rental income. Inland Real Estate Corporation has signed a sale and purchase agreement for the purchase of Woodland Commons from an unaffiliated third party (Seller).

2.  Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Current Report on Form 8-K of Inland Real Estate Corporation and is not intended to be a complete presentation of Woodland Commons' revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of Woodland Commons to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

3.  Gross Income

    Woodland Commons leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which Woodland Commons is reimbursed for common area, real estate, and insurance costs. Certain of the leases provide for payment of contingent rentals based on a percentage applied to the amounts by which the tenants' sales exceed predetermined levels. No contingent rentals were earned during 1998. Operating expenses and real estate tax recoveries reflected in the Historical Summary include amounts for 1998 expenses for which the tenants have not yet been billed. Certain leases contain renewal options at various periods at various rental rates.

    Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments increased base rental income by $62,424 for the year ended December 31, 1998.

                               Woodland Commons
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1998


    Minimum rents to be received from tenants under operating leases in effect at December 31, 1998 are as follows:

                                Year          Amount
                                ----          ------
                                1999        $ 2,166,574
                                2000          1,983,782
                                2001          1,785,410
                                2002          1,560,028
                                2003          1,424,542
                              Thereafter      8,340,005
                                            -----------
                                            $17,260,341
                                            ===========

4.  Direct Operating Expenses

    Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Woodland Commons. Costs such as mortgage interest, depreciation, amortization and professional fees are excluded from the Historical Summary.

    Woodland Commons is managed pursuant to the terms of a management agreement for an annual fee of 3% gross revenues (as defined). Subsequent to the sale of Woodland Commons (note 1), Woodland Commons will be managed by an affiliate of Inland Real Estate Corporation and the current management agreement will cease. Any new management agreement may cause future management fees to differ from the amounts reflected in the Historical Summary.

    Woodland Commons had not received the final tax bill for 1998. Real estate tax expense is estimated based upon bills for 1997. The difference between the estimated and the final tax bill is not expected to have a material impact on the Historical Summary.

    Inland Real Estate Corporation will assume the outstanding mortgage debt related to Woodland Commons of $10,735,710 in connection with the acquisition after a $735,193 principal paydown. The assumed debt which matures on September 22, 2001, has an annual fixed interest rate of 6.24% and requires payments of interest only.

                         Independent Auditors' Report


The Board of Directors
Inland Real Estate Corporation:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Gateway Square Shopping Center for the year ended December 31, 1998. This Historical Summary is the responsibility of the management of Inland Real Estate Corporation. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K of Inland Real Estate Corporation, as described in note 2. The presentation is not intended to be a complete presentation of Gateway Square Shopping Center's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Gateway Square Shopping Center for the year ended December 31, 1998, in conformity with generally accepted accounting principles.


                                                        KPMG LLP


Chicago, Illinois
February 24, 1999

                        Gateway Square Shopping Center
       Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1998




Gross income:
  Base rental income.............................. $  681,661
  Operating expense and real estate
    tax recoveries................................    227,901
  Percentage rental income........................      1,089
                                                   -----------
  Total gross income..............................    910,651
                                                   -----------
Direct operating expenses:
  Operating expenses..............................    111,905
  Real estate taxes...............................     83,474
  Utilities.......................................     43,207
  Insurance.......................................      6,288
  Management fees.................................     36,515
                                                   -----------
  Total direct operating expenses.................    281,389
                                                   -----------
Excess of gross income over
    direct operating expenses..................... $  629,262
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.

                        Gateway Square Shopping Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1998


1.  Business

    Gateway Square Shopping Center (Gateway Square) is located in Hinsdale, Illinois. It consists of approximately 40,150 square feet of gross leasable area and was approximately 96% leased and approximately 93% occupied at December 31, 1998. Approximately 22% of Gateway Square is leased to two tenants representing approximately 22% of base rental income. Inland Real Estate Corporation has signed a sale and purchase agreement for the purchase of Gateway Square from an unaffiliated third party (Seller).

2.  Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Current Report on Form 8-K of Inland Real Estate
    Corporation and is not intended to be a complete presentation of Gateway Square's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of Gateway Square to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

3.  Gross Income

    Gateway Square leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which Gateway Square is reimbursed for common area, real estate, and insurance costs. Certain of the leases provide for payment of contingent rentals based on a percentage applied to the amount by which the tenants' sales exceed predetermined levels. Certain leases contain renewal options at various periods at various rental rates.

    Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments increased base rental income by $2,573 for the year ended December 31, 1998.

                        Gateway Square Shopping Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1998


    Minimum rents to be received from tenants under operating leases in effect at December 31, 1998 are as follows:

                                Year          Amount
                                ----          ------
                                1999        $   670,170
                                2000            577,969
                                2001            342,020
                                2002            159,451
                                2003             80,718
                                            -----------
                                            $ 1,830,328
                                            ===========

4.  Direct Operating Expenses

    Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Gateway Square. Costs such as mortgage interest, depreciation, amortization and professional fees are excluded from the Historical Summary.

    Gateway Square had not received its final real estate tax bill for 1998. Real estate tax expense is estimated based upon bills for 1997. The difference between the estimate and the final tax bill is not expected to have a material impact on the Historical Summary.

    An affiliate of the seller provides management services for Gateway square based on a percentage of gross income for such services. Subsequent to the sale of Gateway Square (note 1), Gateway Square will be managed by an affiliate of Inland Real Estate Corporation and the current management agreement will cease. Any new management agreement may cause future management fees to differ from the amounts reflected in the Historical Summary.